Exhibit 10.11

                            WAL*MART LEASE AGREEMENT

         THIS LEASE is entered into as of the 27th day of January, 1997, and between Landlord and Tenant as hereinafter defined.

         WHEREAS, in consideration of the obligation of Tenant to pay Rent as herein provided and in consideration of the Standard Terms and Conditions set forth herein, Landlord hereby demises and leases to Tenant, and Tenant hereby takes from Landlord, the Demised Premises, TO HAVE AND TO HOLD said Demised Premises for the Lease Term specified below, and upon the terms and conditions set forth in this Lease.
                                BASIC PROVISIONS

1.       Landlord:   WAL-MART   STORES,   INC.,  701  SOUTH  WALTON   BOULEVARD,
         BENTONVILLE, AR 72716

2.       Tenant:   FIRST  BANK  AND  TRUST  COMPANY,   180  Washington   Street,
         Providence, Rl 02903

3.       Tenant's Trade Name(s): FIRST BANK AND TRUST

4. "Demised Premises": The space occupied by Tenant's Financial Service Facility ("FSF") in WAL-MART No. 2261 in the City of N. KINGSTOWN, RI (the "Store").

5.       Targeted Commencement Date: June 20,1997

6.       Lease Term:  Commencing on the Commencement  Date as defined in Section
         1.3 below, and continuing until 12:00 Midnight local time on the fifth anniversary of the Commencement Date (the "Termination Date").

7.       Rent: Payable as specified in Article III:


                                             Annually          Monthly
                                             --------          -------
                  Initial Term              $25,000.00        $2,083.33
                  First Renewal Term        $31,250.00        $2,604.17
                  Second Renewal Term       $39,062.50        $3,255.21



8. Prepaid Rent: $2,083.33 being Rent for the last month of the Lease Term, due within thirty (30) days after the Commencement Date.

9. Key Money: A one-time nonrefundable fee of $25,000.00 for the right to operate an FSF in the Store. Payment is to be made within thirty (30) days after the Commencement Date.

10. Landlord's Construction Payment: A one-time payment of $10,000.00 for Landlord's work related to the design, construction and finishing of the Demised Premises. Payment is to be made within thirty (30) days after the Commencement Date.

11. Special Utility Charge: $1,500 per term, if Landlord permits Tenant to have an illuminated exterior sign, payable in advance within thirty
         (30) days after the Commencement Date of the initial term, and upon commencement of any renewal term.

EXECUTED AS OF THE DATE HEREIN ABOVE STATED.

LANDLORD: WAL-MART STORES, INC.             TENANT: FIRST BANK AND TRUST COMPANY

By:                                         By:
   -----------------------------               ---------------------------------
   Anthony L. Fuller
   Vice President                             Title: Chairman, President and CEO
   Wal-Mart Realty Company                           ---------------------------


                            WAL*MART LEASE AGREEMENT

    THIS LEASE is entered into as of the 27th day of January, 1997, and between Landlord and Tenant as hereinafter defined.

    WHEREAS, in consideration of the obligation of Tenant to pay Rent as herein provided and in consideration of the Standard Terms and Conditions set forth herein, Landlord hereby demises and leases to Tenant, and Tenant hereby takes from Landlord, the Demised Premises, TO HAVE AND TO HOLD said Demised Premises for the Lease Term specified below, and upon the terms and conditions set forth in this Lease.

                                BASIC PROVISIONS

1.       Landlord:   WAL-MART   STORES,   INC.,  701  SOUTH  WALTON   BOULEVARD,
         BENTONVILLE, AR 72716

2.       Tenant:   FIRST  BANK  AND  TRUST  COMPANY,   180  Washington   Street,
         Providence, RI 02903

3.       Tenant's Trade Name(s): FIRST BANK AND TRUST

4. "Demised Premises": The space occupied by Tenant's Financial Service Facility ("FSF") in WAL-MART No. 2261 in the City of N. KINGSTOWN, RI (the "Store").

5.       Targeted Commencement Date: June 20, 1997

6.       Lease Term:  Commencing on the Commencement  Date as defined in Section
         1.3 below, and continuing until 12:00 Midnight local time on the fifth anniversary of the Commencement Date (the "Termination Date").

7.       Rent: Payable as specified in Article III:


                                             Annually          Monthly
                                             --------          -------
                  Initial Term              $25,000.00        $2,083.33
                  First Renewal Term        $31,250.00        $2,604.17
                  Second Renewal Term       $39,062.50        $3,255.21



8. Prepaid Rent: $2,083.33 being Rent for the last month of the Lease Term, due within thirty (30) days after the Commencement Date.

9. Key Money: A one-time nonrefundable fee of $25,000.00 for the right to operate an FSF in the Store. Payment is to be made within thirty (30) days after the Commencement Date.

10. Landlord's Construction Payment: A one-time payment of $10,000.00 for Landlord's work related to the design, construction and finishing of the Demised Premises. Payment is to be made within thirty (30) days after the Commencement Date.

11. Special Utility Charge: $1,500 per term, if Landlord permits Tenant to have an illuminated exterior sign, payable in advance within thirty
         (30) days after the Commencement Date of the initial term, and upon commencement of any renewal term.

EXECUTED AS OF THE DATE HEREIN ABOVE STATED.

 LANDLORD: WAL-MART STORES, INC.         TENANT: FIRST BANK AND TRUST COMPANY

 By:                                     By:
    ----------------------------            ---------------------------------
     Anthony L. Fuller
     Vice President                      Title:   Chairman, President and CEO
     Wal-Mart: Realty Company                   ------------------------------



           STANDARD TERMS AND CONDITIONS FOR WAL*MART LEASE AGREEMENT

                          ARTICLE I. GENERAL PROVISIONS

         1.1 Quiet Possession: Landlord further agrees that if Tenant shall perform all of the covenants and agreements herein required to be performed by Tenant, Tenant shall, subject to the terms of this Lease, at all times during the continuance of this Lease have peaceful and quiet possession of the Demised Premises.

         1.2 Renewal Terms: Provided Tenant has conducted its business in an efficient, high-class and reputable manner and is not in default hereunder, Tenant shall have the option(s) to extend the term of this Lease for up to two
(2) consecutive terms of Five (5) years each by giving Landlord written notice of its exercise of the respective option at least one hundred eighty (180) days prior to the expiration of the original Lease Term or the expiration of the then existing term. References to the "Lease Term" shall refer to the original term and any extensions or renewals thereof.

         1.3 Commencement Date: The latest to occur of (i) the ninetieth (9Oth) day after Tenant's receipt of all necessary regulatory approvals; (ii) the ninetieth (90th) day after the date on which Landlord tenders possession of the Demised Premises to Tenant for completion of Tenant's work; and (iii) the date on which the Store opens for business. Landlord and Tenant agree to execute and deliver a "Commencement Agreement," in the form attached hereto as Exhibit "A" within thirty (30) days after the FSF opens for business. Notwithstanding the foregoing, the Commencement Date shall be no earlier than the Targeted Commencement Date set forth in Section 5 of the Basic Provision, unless Tenant actually opens for business in the Demised Premises before the Targeted Commencement Date.

         1.4 Permitted Use: A banking facility staffed with one or more bank employees whose functions include, without limitation, opening new deposit accounts, accepting loan applications, closing loans, and performing customary teller transactions, such as cashing checks and taking deposits. An FSF may be equipped with an ATM, vault, safe deposit boxes, a night depository, and one or more self-service or interactive banking terminals. Tenant shall have the exclusive right to operate an FSF within the Store and may also offer, on a non-exclusive basis, such ancillary products and services as may be permitted by applicable law and regulations; provided, however, that Tenant shall not offer insurance, investment products and travel agency services, except for the insurance and investment products and services listed on Exhibit "B," without Landlord's prior written consent, which consent shall not be unreasonably withheld. Tenant may not trade merchandise that conflicts with Landlord's merchandise without Landlord's written approval.

         1.5  Automated  Teller  Machine  ("ATM"):

         (a) Tenant shall have the exclusive right to operate one ATM within the Store, and a first refusal right to operate additional ATMs within the Store. Any additional ATMs shall be subject to the terms of this Lease and to the following additional conditions: (i) Tenant shall pay ATM rental of $500 per month for each additional ATM; (ii) the location(s) of additional ATM(s) will be as determined by Landlord; and (iii) all additional ATM(s) must be front-loading ATMs.

         (b) Tenant shall not charge a Terminal Usage Fee or other fee for use of Tenant's ATMs in the Store, other than normal and customary interchange fees and fees customarily assessed by Tenant to its account holders (none of which shall be considered "Terminal Usage Fees" for the purposes of this Agreement) without Landlord's prior written consent. Landlord's consent to Tenant's imposition of Terminal Usage Fees shall not be unreasonably withheld, and shall be based upon Landlord's analysis of Terminal Usage Fees charged by ATMs operated by Tenant and other ATM operators within the Store's market area, including freestanding ATMs, parking lot ATMs, ATMs in retail locations operated by Landlord, and retail locations operated by Landlord's competitors, it being Landlord's intention to ensure that Landlord's "everyday low prices" philosophy applies to charges imposed on customers of Tenant's ATMs.

         (c) In the event Tenant is permitted to charge Terminal Usage Fees, and elects to do so, Tenant shall pay Landlord an ATM transaction fee (the "ATM Transaction Fee"), in addition to any other ATM fees payable hereunder, equal to fifty percent (50%) of the Terminal Usage Fees received by Tenant by reason of transactions conducted at Tenant's ATM(s) in the Store. ATM Transaction Fees shall be paid monthly in arrears, commencing on the fifteenth (15th) day of the month after the month in which the ATM commences operation. Tenant shall keep and maintain full and accurate records of Terminal Usage Fees charged to customers of Tenant's ATM(s). Landlord shall have the right during Tenant's business hours and upon reasonable notice to Tenant to inspect, copy and audit such records, and Tenant will produce the same on Landlord's request. If any such inspection and audit discloses a liability for ATM Transaction Fees in excess of ATM Transaction Fees theretofore paid by Tenant, Tenant shall promptly, upon demand, pay to Landlord such

                                      S-1

liability. If the audit discloses that Tenant's statements underreported ATM Transaction Fees by more than two percent (2%), then Tenant shall, in addition, pay the reasonable cost of Landlord's audit.


             ARTICLE II. ACCEPTANCE OF DEMISED PREMISES; REMODELING

         2.1 Acceptance of Demised Premises: By opening for business in the Demised Premises, Tenant shall be deemed to have accepted the same "as is" and to have acknowledged that the same comply fully with Landlord's covenants and obligations hereunder.

         2.2 Possession: If this Lease is executed before the Demised Premises becomes vacant, or if any present tenant or occupant of the Demised Premises holds over, and Landlord cannot acquire possession of the Demised Premises prior to the Targeted Commencement Date, Landlord shall not be deemed to be in default hereunder, and Tenant agrees to accept possession of the Demised Premises at such time as Landlord is able to tender the same. Landlord hereby waives the payment of Rent covering any period prior to tender of possession of the Demised Premises to Tenant hereunder. If Landlord, in Landlord's sole discretion, determines that it will be unable to acquire possession of the Demised Premises within a reasonable time after the Targeted Commencement Date by reasonable commercial efforts, short of litigation, Landlord shall have the right to terminate this Agreement by written notice to Tenant, whereupon neither party shall have any further rights, duties or obligations hereunder.

         2.3 Construction of Store: If this Lease is executed before Landlord has commenced construction of the Store and Landlord does not tender possession of the Demised Premises to Tenant for completion of Tenant's work by the Targeted Commencement Date, as above defined, Landlord shall not be deemed to be in default hereunder, and Tenant agrees to accept possession of the Demised Premises at such time as Landlord tenders the same. Notwithstanding the foregoing, if Landlord, in Landlord's sole discretion (i) determines it will be unable to deliver possession of the Demised Premises to Tenant within a reasonable time after the Targeted Commencement Date, by reason of construction or regulatory delays or otherwise, or (ii) elects not to construct the Store, Landlord shall have the right to terminate this Agreement by written notice to Tenant, whereupon neither party shall have any further rights, duties or obligations hereunder.

         2.4 Store Renovation: Tenant recognizes that Landlord may, from time to time, wish to remodel, rearrange or enlarge the Store to accommodate changes in retailing patterns. If the remodeling/rearranging/enlargement involves relocation of the Demised Premises, Landlord shall pay the actual costs of such relocation, but no more than $100,000.00 if the remodeling occurs during the first year of the lease term; no more than $80,000.00 if within the second year of the lease term; no more than $60.000.00 if within the third year of the lease term; no more than $40,000.00 if within the fourth year of the lease term; no more than $20,000.00 if within the fifth year of the lease term; and nothing thereafter. Tenant shall pay all costs that Landlord has not agreed to pay. In no event will Landlord be responsible for "loss of business," "lack of trade," or any other claim resulting out of such renovation. Notwithstanding any remodeling of the Store, the Demised Premises shall always be comparable in configuration and overall size to the original Demised Premises, and shall be located at the front of the Store, convenient to checkout stands and plainly visible to customers. Landlord agrees that Tenant may temporarily close the Demised Premises if Tenant reasonably determines that its ability to operate is materially impaired due to work associated with Store construction, remodeling, moving or enlargement. Rent shall be abated during periods in which the Demised Premises is closed by reason of work associated with Store construction, remodeling, moving or enlargement.


                               ARTICLE III. RENT

         3.1 Address for Payment of Rent: Rent shall be payable to Landlord in care of:

                   Wal-Mart  Stores,  Inc.
                   P.O. Box 500620
                   St. Louis, MO 63150-0620

         3.2 Time of Payment of Rent: Tenant shall pay Rent to Landlord in monthly installments. The first such monthly installment shall be due and payable on or before the earlier of (i) the date on which Tenant first opens for business in the Demised Premises and (ii) the Commencement Date, and subsequent installments shall be due and payable on or before the first day of each succeeding calendar month during the Lease Term. Rent shall be prorated on a daily basis for any partial month in the Lease Term that results from the Lease Term beginning on a day other than the first day of a calendar month or ending on a day other than the last day of a calendar month.

         3.3 Electronic Payment: It is understood that the Rent, Key Money, Landlord's Construction Payment and all other payments hereunder are payable at the times stated herein without offset or deduction

                                      S-2

of any nature. If requested by Landlord, all payments shall be made electronically by Fedwire or through an Automated Clearing House (ACH). In the event any payment is not received within ten (10) days of the due date, it is agreed that the amount thus due shall bear interest at the rate of one and one-half percent (1 1/2%) per month, such interest to accrue continuously on any unpaid balance due to Landlord by Tenant during the period commencing with the due date and terminating with the date on which Tenant makes full payment of all amounts owing to Landlord at the time of said payment. Any such interest shall be payable as additional Rent hereunder and shall be payable immediately on demand.

         3.4 Quarterly Payment of Rent at Landlord's Option: If Tenant fails in two (2) consecutive months to make payments of Rent within ten (10) days after due, Landlord, in order to reduce its administrative costs, may require by giving written notice to Tenant (and in addition to any interest accruing pursuant to Section 3.3 above, as well as any other rights and remedies accruing pursuant to Article XVIII or Article XIX, or any other term, provision or covenant of this Lease), that Rent is to be paid quarterly in advance instead of monthly.

                         ARTICLE IV. REPORTS AND RECORDS

         4.1 Loans and Deposits: Promptly following the end of each calendar quarter during the term of the Lease, Tenant shall deliver to Landlord information concerning loans and deposits for the Demised Premises in the form attached as Exhibit "C" or in such other form as may be mutually acceptable to Landlord and Tenant. Landlord acknowledges that such reports contain sensitive and confidential information and shall use reasonable business efforts to maintain the confidentiality of the information contained therein, both during and after the expiration of the Lease Term.

                             ARTICLE V. COMMON AREAS

         5.1 Common Areas: The term "Common Area" is defined for all purposes of this Lease as that part of the Store as well as certain adjoining property owned or leased by Landlord and intended for the common use of all tenants, including among other facilities (as such may be applicable), parking area, private streets and alleys, landscaping, curbs, loading area, floors, doors, side walks, food court, malls and promenades (enclosed or otherwise), lighting facilities, drinking fountains, meeting rooms, public toilets and the like but excluding space in buildings (now or hereafter existing) designed for rental or commercial purposes, as the same may exist from time to time, and further excluding streets and alleys maintained by a public authority. Landlord reserves the right to change from time to time the dimensions and locations of the Common Area. Tenant, and its employees and customers, and when duly authorized pursuant to the provisions of this Lease, its subtenants, licensees and concessionaires, shall have the nonexclusive right to use the Common Area as constituted from time to time, such use to be in common with Landlord, other tenants of the Store and other persons permitted by Landlord to use the same, and subject to such reasonable rules and regulations governing use as Landlord may from time to time prescribe, including the designation of specific areas in which automobiles owned by Tenant, its employees, subtenants, licensees and concessionaires shall be parked. Landlord may temporarily close any part of the Common Area for such periods of time as may be necessary to make repairs or alterations to prevent the public from obtaining prescriptive rights. Landlord shall be responsible for the operation, management, and maintenance of the Common Area, the manner of maintenance and the expenditures therefor to be in the sole discretion of Landlord.

                  ARTICLE Vl. USE AND CARE OF DEMISED PREMISES

         6.1 Operation: The Demised Premises may be used only for the purpose or purposes specified in Section 1.4, and for no other purposes without the prior written consent of Landlord. Tenant shall not at any time leave the Demised Premises vacant, but shall in good faith continuously throughout the Lease Term operate an FSF in the Demised Premises. Tenant shall operate its business in an efficient, high class and reputable manner, and shall, except during reasonable periods for repairing, cleaning, and decorating, keep the Demised Premises open to the public for business with adequate personnel in attendance, for a minimum of fifty (50) hours a week allocated over six (6) days, two (2) of which shall be Friday and Saturday; provided, however, that such minimum hours of operation shall be shortened for any week during which a bank holiday occurs. In addition, Tenant agrees to provide a level and quality of services to its customers in the Store that equals or exceeds Landlord's standards for the level and quality of services Landlord provides to its customers in the Store, and will conduct its banking business at the FSF in conjunction with and abiding by Landlord's philosophies, culture and standards, subject to sound banking practices and applicable banking laws, rules and regulations.

         6.2 Customer Service Telephone: Tenant shall provide, at its sole expense, a customer service "Hot Line" notice including the Tenant's local or other toll free number at the Demised Premises. The notice shall be in a conspicuous location in full view of all customers at all times the Store is open for business. Letters

                                      S-3

and numbers are to be a minimum of four inches (4") in scale with a background color which highlights the color of the characters.

         6.3 Increased Risk: Tenant shall not, without Landlord's prior written consent, keep anything within the Demised Premises or use the Demised Premises for any purpose which increases the insurance premium cost or invalidates any insurance policy carried on the Demised Premises or the Store or the Common Area. All property kept, stored or maintained within the Demised Premises by Tenant shall be at Tenant's sole risk.

         6.4 Care of Demised Premises: Tenant shall take good care of the Demised Premises and keep the same free from waste at all times. Tenant shall keep the Demised Premises neat, clean and free from dirt or rubbish at all times. Receiving and delivery of goods and merchandise and removal of garbage and trash from the Demised Premises shall be made only in the manner and areas prescribed by Landlord. Tenant shall not operate an incinerator or burn trash or garbage within the Store or Common Area. Tenant shall not permit any objectionable or unpleasant odors to emanate from Demised Premises; nor place or permit any radio, television, loudspeaker or amplifier on the roof or outside the Demised Premises or where the same can be seen or heard from outside the building; nor place any antenna, awning or other projection on the exterior of the Demised Premises; nor take any other action which would constitute a nuisance or would disturb or endanger other tenants of the Store or unreasonably interfere with their use of their respective premises; nor do anything which would tend to injure the reputation of the Store.

         6.5 Display Windows: Tenant shall maintain all display windows in a neat, attractive condition and shall keep all display windows lighted during all business hours as defined above.

         6.6 Permits: Tenant shall procure at its sole expense any permits and licenses required for the transaction of business in the Demised Premises and shall otherwise comply with all applicable laws, ordinances, and governmental regulations.

         6.7 Tenant's Employees:

         (a) All persons employed by Tenant in or about, or in connection with, the operation of the FSF shall be Tenant's employees for all purposes under this Agreement. Tenant's employees and agents and employees of companies which service the FSF who are not Tenant employees or agents shall be granted access to the Store for the purpose of servicing, maintaining, and otherwise performing services in connection with the FSF. Landlord agrees to cooperate with Tenant in providing access to the Demised Premises during periods of time the Store may not be open for business.

         (b) Employees of Tenant, while working at the FSF, shall be permitted to park their automobiles in spaces designated by Landlord for parking by Landlord employees. Tenant shall furnish to Landlord upon request a complete list of license numbers of all automobiles operated by Tenant, its employees, subtenants, licensees or concessionaires, and Tenant agrees that if any automobile or other vehicles owned by Tenant or any of its employees, subtenants, licensees or concessionaires shall be parked in any part of the Common Area other than the specified areas designated for employee parking while performing services at the Demised Premises, Tenant shall pay to Landlord as additional Rent upon demand an amount equal to the daily rate or charge for such parking as may be reasonably established by Landlord from time to time for each day, or part thereof, such automobile or other vehicle is so parked. Landlord may from time to time substitute for any parking area other areas reasonably accessible to Tenant, which areas may be elevated, surface or underground.

         6.8 Advertising  and Promotion:

         (a) Tenant may advertise the existence and location of the FSF by media as per manner approved by Landlord at the on-site operations level, which approval will not be unreasonably withheld or delayed. Aside from notices of the existence and location of the FSF, neither Landlord nor Tenant will use the other's name, trademark, servicemark, or logo in any advertising, marketing, or solicitation materials without the other's consent. In no event will either party advertise or otherwise represent that it has any relationship with the other other than the relationship of landlord and tenant arising out of Tenant's occupying space in the Store.

         (b) Subject to Landlord's approval on the on-site operations level, which will not be unreasonably withheld or delayed, Tenant may promote its products and services outside the FSF within the Store itself; provided, however, such products and services shall be those offered at the FSF and shall not compete with the grocery products or services offered by Landlord.

         (c) Subject to Landlord approval on the on-site operations level, which will not be unreasonably withheld or delayed, Tenant shall have access to the intercommunication system ("intercom") within the Store


                                      S-4

to promote the products and services offered at the FSF. The use of the intercom shall be coordinated and approved between the Store Manager and the FSF Manager.

         (d) All promotions conducted by Tenant in the Store shall be conducted in a professional manner by trained employees of Tenant or an Affiliate (as defined in Section 16.2, below) working at the FSF.

         (e) Landlord, as approved at the on-site operations level, shall permit Tenant to place signs identifying its operations inside the Store at locations to be agreed upon by the parties. Tenant will submit to Landlord for its approval, which will not be unreasonably withheld or delayed, a signage package detailing the appearance and size of all signs to be installed.

         6.9 Trade Name: Tenant hereby acknowledges that Tenant's business reputation, intended use of the Demised Premises and ability to generate patronage to the Demised Premises and the Store were all relied upon by Landlord and served as significant and material inducements contributing to Landlord's decision to execute this Lease with Tenant. Tenant hereby covenants and agrees:
(i) to operate in the Demised Premises only under the trade name(s) set forth in the Basic Provisions, and under no other name or trade name whatsoever without Landlord's prior written consent, provided (A) such consent by Landlord shall not be unreasonably withheld and (B) if Tenant is acquired by, or acquires, whether by merger or other means, a bank or bank holding company having assets equal to fifty percent (50%) or more of the assets of Tenant, Tenant may, upon prior notice to Landlord, adopt the name or trade name used by such other bank or bank holding company in its banking business, provided in either case such name is not obscene and does not contain the name of any of Landlord's competitors.

             ARTICLE Vll. MAINTENANCE AND REPAIR OF DEMISED PREMISES

         7.1 Landlord's Responsibility: Landlord shall keep the foundation, the exterior walls, heating, air conditioning and roof (except plate glass; windows, doors, door closure devices and other exterior openings; window and door frames, molding, locks and hardware; special storefronts; lighting, plumbing and other electrical, mechanical and electromotive installations, equipment and fixtures; signs, placards, decorations or advertising media of any type; and interior painting or other treatment of exterior walls) of the Demised Premises in good repair. Landlord, however, shall not be required to make any repairs occasioned by the act or negligence of Tenant or Tenant's agents, employees, subtenants, licensees and concessionaires; and the provisions of the previous sentence are expressly recognized to be subject to the provisions of Article XIV (Casualty) and Article XV (Condemnation) of this Lease. In the event that the Demised Premises should become in need of repairs required to be made by Landlord hereunder, Tenant shall give prompt written notice thereof to Landlord, and Landlord shall not be responsible in any way for failure to make any such repairs until a reasonable time shall have elapsed after receipt by Landlord of such written notice.

         7.2 Tenant's Responsibility: Tenant shall keep the Demised Premises in good, clean and habitable condition and shall at its sole cost and expense keep the Demised Premises free of insects, rodents, vermin and other pests and make all needed repairs and replacements, including replacement of cracked or broken glass, except for repairs and replacements required to be made by Landlord under the provisions of Section 7.1, Article XIV (Casualty) and Article XV (Condemnation). Without limiting the coverage of the previous sentence, it is understood that Tenant's responsibilities therein include the repair and replacement of all of Tenant's lighting, plumbing and other electrical, mechanical and electromotive installation, equipment and fixtures and also include all utility repairs in ducts, conduits, pipes, wiring, and any sewer located in, under or above the Demised Premises and serving the Demised Premises. If any repairs required to be made by Tenant hereunder are not made within ten (10) days after written notice delivered to Tenant by Landlord, Landlord may at its option make such repairs without liability to Tenant for any loss or damage which may result to its stock or business by reason of such repairs; and Tenant shall pay to Landlord upon demand, as additional Rent hereunder, the cost of such repairs plus ten percent (10%) thereof as an administrative fee to Landlord plus interest at the rate of one and one-half percent (1 1/2%) per month, such interest to accrue continuously from the date of payment by Landlord until repayment by Tenant. At the expiration of this Lease, Tenant shall surrender the Demised Premises in good condition, excepting reasonable wear and tear and losses required to be restored by Landlord in
Section 7.1, Article XIV and Article XV of this Lease.

                            ARTICLE VIII. ALTERATIONS

         8.1 Improvements by Tenant: Tenant shall not make any alterations, additions or improvements (collectively, "Improvements") to the Demised Premises without the prior written consent of Landlord, which consent will not be unreasonably withheld or delayed, except for the installation of unattached, movable trade fixtures ("Fixtures") which may be installed without drilling, cutting or otherwise defacing the Demised Premises.


                                      S-5


         8.2 Removal of Improvements and Fixtures: At any time during the Lease Term, or upon expiration of the Lease Term, Tenant shall have the right to remove the FSF and all other Improvements and Fixtures which Tenant makes or installs upon the Demised Premises, provided Tenant completes such removal within thirty (30) days of termination of the Lease. All Improvements and Fixtures which may be made or installed upon the Demised Premises that are not removed by Tenant within thirty (30) days of termination of this Lease shall remain upon and be surrendered with the Demised Premises and become the property of Landlord at the termination of this Lease, unless Landlord requests their removal in which event Tenant shall remove the same and restore the Demised Premises to their original condition, subject to reasonable wear and tear, at Tenant's expense. Tenant shall repair any damage to the Store caused by removal of Tenant's Improvements and Fixtures.

         8.3 All construction work done by Tenant within the Demised Premises shall be performed in a good and workmanlike manner, in compliance with all governmental requirements, and in such manner as to cause a minimum of interference with other construction in progress and with the transaction of business in the Store. Tenant agrees to indemnify Landlord and hold Landlord harmless against any loss, liability or damage resulting from such work and Tenant shall, if requested by Landlord, furnish a bond or other security satisfactory to Landlord against any such loss, liability or damage.


               ARTICLE IX. LANDLORD'S RIGHT OF ACCESS: USE OF ROOF

         9.1 Landlord's Right of Access: Landlord shall have the right to enter upon the Demised Premises at any time upon reasonable notice to Tenant (except for emergencies) and subject to Tenant's security requirements, for the purpose of inspecting the same or of making repairs, alterations or additions to adjacent premises, or of showing the Demised Premises to prospective purchasers, lessees or lenders. Landlord shall endeavor to minimize interference with Tenant's business.

         9.2 "For Rent" Signs: Tenant will permit Landlord to place and maintain "For Rent" or "For Lease" signs on the Demised Premises during the last ninety
(90) days of the Lease Term, it being understood that such signs shall in no way affect Tenant's obligations pursuant to any provision of this Lease.

         9.3 Use of Roof: Use of the roof above the Demised Premises is reserved to Landlord.

                          ARTICLE X. SIGNS: STOREFRONTS

         10.1 Signs; Storefronts: Tenant shall not, without Landlord's prior written consent: (a) make any changes to the storefront or (b) install any exterior lighting, decorations, paintings, awnings, canopies or the like or (c) erect or install any signs, window or door lettering placards, decorations or advertising media of any type which can be viewed from the exterior of the Demised Premises. All signs, lettering, placards, decorations and advertising media shall conform in all respects to the sign criteria established by Landlord from time to time in the exercise of its sole discretion, and shall be subject to the prior written approval of Landlord as to construction, method of attachment, size, shape, height, lighting, color and general appearance, pursuant to the procedures outlined on Exhibit "D". attached hereto. All signs shall be kept in good condition and in proper operating order at all times at Tenant's expense. Subject to the foregoing restrictions, Tenant agrees to install and maintain a first-class sign on the front of the Demised Premises during the Lease Term.

                              ARTICLE Xl. UTILITIES

         11.1 Utility Charge: Landlord shall pay all charges for electricity, water, gas, and sewerage service furnished to the Demised Premises. Tenant shall pay for telephone service and other utility services, including the Special Utility Charge set forth in the Basic Provisions.

         11.2 Interruption of Utilities: Landlord shall not be liable for any interruption whatsoever in utility services not furnished by Landlord nor for interruptions in utility services furnished by Landlord which are due to fire, accident, strike, acts of God or other causes beyond the control of Landlord or in order to make alterations, repairs or improvements. Landlord shall provide reasonable heating, cooling and lighting to the building in which the Demised Premises are located and the Common Areas at all times during which the Store is open for business.

              ARTICLE XII. INDEMNITY AND PUBLIC LIABILITY INSURANCE

         12.1 Injury and Damage: Landlord shall not be liable to Tenant or to Tenant's employees, agents, or visitors, or to any other person whomsoever, for any injury to person or damage to property on or about the Demised Premises or the Common Area caused by the negligence or misconduct of Tenant, its employees, subtenants, licensees or concessionaires, or of any other person entering the Store under express or implied


                                      S-6

invitation of Tenant, or arising out of the use of the Demised Premises by Tenant and the conduct of its business therein, or arising out of any breach or default by Tenant in the performance of its obligations hereunder; and Tenant hereby agrees to defend, indemnify and hold Landlord harmless from any loss, expense, including reasonable attorney expenses, or claims arising out of such damage or injury.

         12.2 Liability Insurance: Tenant shall procure and maintain throughout the Lease Term a policy or policies of insurance, at its sole cost and expense, insuring both Landlord and Tenant against all claims, demands or actions arising out of or in connection with Tenant's use or occupancy of the Demised Premises, the limits of such policy or policies to be in an amount not less than $1,000,000.00 in respect of injuries to or death of any one person, and in an amount not less than $5,000,000.00 in respect of any one accident or disaster, and in an amount not less than $1,000,000.00 in respect of property damaged or destroyed, and to be written by insurance companies satisfactory to Landlord. Tenant shall obtain a written obligation on the part of each insurance company to notify Landlord at least ten (10) days prior to cancellation of such insurance. Such policies or duly executed certificates of insurance and renewals thereof as required shall be delivered to Landlord at least thirty (30) days prior to cancellation or the expiration of the respective policy terms of such insurance. If Tenant should fail to comply with the foregoing requirements relating to insurance, Landlord may obtain such insurance and Tenant shall pay to Landlord on demand as additional Rent hereunder the premium cost thereof plus ten percent (10%) as an administrative fee to Landlord plus interest at the rate of one and one-half percent (1 1/2%) per month from the date of payment by Landlord until repaid by Tenant.

         12.3 Workers' Compensation Insurance: Tenant agrees to maintain and keep in force, during the Lease Term, all workers' compensation insurance required under applicable Workers' Compensation Acts.

                 ARTICLE XIII. NON-LIABILITY FOR CERTAIN DAMAGES

         13.1 Defects,  etc.:

         (a) Landlord and Landlord's agents and employees shall not be liable to Tenant for any injury to person or damage to property caused by the Demised Premises becoming out of repair, or by defect or failure of any structural element of the Demised Premises or of any equipment, pipes or wiring, or broken glass installed by Tenant in the Demised Premises, or by the backing up of drains constructed by Tenant, or by gas, water, steam, electricity or oil leaking, escaping or flowing from equipment, pipes or wiring installed by Tenant into the Demised Premises, nor shall Landlord be liable to Tenant for any loss or damage that may be occasioned by or through the acts or omissions of other tenants of the Store or of any other persons whomsoever, excepting only duly authorized employees and agents of Landlord.

         (b) Tenant and its agent and employees shall not be liable to Landlord for any injury to person or damage to property caused by the Demised Premises or other portions of the Store becoming out of repair or by defect or failure of any structural element of the Demised Premises or of any equipment, pipes or wiring, or broken glass, or by the backing up of drains, or by gas, water, steam, electricity or oil leaking, escaping or flowing out of the Demised Premises, nor shall Tenant be liable to Landlord for any losses or damage that may be occasioned by or through the acts or omissions of other tenants of the Store or of any other persons whomsoever, excepting only duly authorized employees and agents of Tenant.

         13.3 Mutual Waiver of Subrogation: Landlord and Tenant each hereby release the other from any and all liability or responsibility to the other or to any other party claiming through or under them by way of subrogation or otherwise, for any loss or damage to property caused by a casualty which is customarily insured under standard fire and extended coverage insurance; provided, however, that this mutual waiver shall be applicable only with respect to a loss or damage occurring during the time when standard fire and extended coverage insurance policies contain a clause or endorsement to the effect that any such release shall not adversely affect or impair the policy or the right of the insured party to receive proceeds under the policy.

                              ARTICLE XIV. CASUALTY

         14.1 Notice to Landlord: Tenant shall give prompt written notice to Landlord of any damage caused to the Demised Premises by fire or other casualty.

         14.2 Landlord's Repair of Casualty Damage: In the event that the Store shall be damaged or destroyed by fire or other casualty, then Landlord may elect either to terminate this Lease or to proceed to rebuild and repair the Store. Landlord shall give written notice to Tenant of such election within sixty (60) days after the occurrence of such casualty, and if Landlord elects to rebuild and repair, shall proceed to do so with reasonable diligence and at its sole cost and expense. As it relates to the Demised Premises, Landlord's work under this Article XIV shall be limited to restoring the Demised Premises to substantially the condition in which

                                      S-7

the same existed prior to such casualty, exclusive of any alterations, additions, improvements, fixtures and equipment installed by Tenant.

         14.3 Tenant's Repair of Casualty Damage: Tenant agrees that promptly after completion of such work by Landlord, Tenant will proceed with reasonable diligence and at Tenant's sole cost and expense to restore, repair and replace all alterations, additions, improvements, fixtures, signs and equipment installed by Tenant.

         14.4 Operation of FSF After Casualty: Tenant agrees that during any period of reconstruction or repair of the Demised Premises, it will continue the operation of its business within the Demised Premises to the extent practicable. During the period from the occurrence of the casualty until Tenant's repairs are completed, the Rent shall be reduced to such extent as may be fair and reasonable under the circumstances.

         14.5 Property Insurance: Tenant will secure at Tenant's sole cost Property Insurance Coverage normally covered in a Fire and Extended Coverage Policy for Tenant's Fixtures and Improvements.

                            ARTICLE XV. CONDEMNATION

         15.1  Condemnation:  If such portion of the Store (including the Common
Area) shall be taken for any public or quasi-public use under any governmental law, ordinance or regulation or by right of Eminent Domain or by private exercise in lieu thereof that, in the sole opinion of Landlord, the continued operation of the Store is undesirable, Landlord may elect to terminate this Lease, such termination to be effective as of the date Landlord ceases to operate the Store. All compensation awarded for any taking (or the proceeds of private sale in lieu thereof) of the Demised Premises or Common Area shall be the property of Landlord, and Tenant hereby assigns its interest in any such award to Landlord; provided, however, Landlord shall have no interest in any award made to Tenant for Tenant's moving and relocation expenses or for the loss of Tenant's fixtures and other tangible personal property if a separate award for such items is made to Tenant.

                     ARTICLE XVI. ASSIGNMENT AND SUBLETTING

         16.1 Landlord's Consent: Tenant shall not, without the prior written consent of Landlord (i) assign, mortgage, pledge, hypothecate, encumber, or permit any lien to attach to, or otherwise transfer, this Lease or any interest hereunder, (ii) permit any assignment or other such foregoing transfer of this Lease or any interest hereunder by operation of law, (iii) sublet the Demised Premises or any part thereof, or (iv) permit the use of the Demised Premises by any persons other than Tenant, its employees and its invitees (each of the foregoing actions for which Landlord's consent is required is hereinafter sometimes referred to as a "Transfer" and any person to whom any Transfer is made or sought to be made is hereinafter sometimes referred to as a "Transferee"). If Tenant shall desire Landlord's consent to any Transfer, Tenant shall notify Landlord in writing, which notice shall include: (a) the proposed effective date (which shall not be less than forty-five (45) days nor more than one hundred eighty (180) days after the Tenant's notice), (b) all of the terms of the proposed Transfer and the consideration therefor, the name and address of the proposed Transferee, and a copy of all documentation pertaining to the proposed Transfer, and (c) current audited financial statements of the proposed Transferee, and any other information necessary to enable Landlord to determine the financial responsibility, character, and reputation of the proposed Transferee, and (d) such other information as Landlord may reasonably require. Landlord's consent to any Transfer shall not be unreasonably withheld, but any Transfer made without Landlord's prior written consent shall, at Landlord's option, be null, void, and of no effect, and any acceptance of Rent by Landlord from any purported Transferee shall not be deemed a consent to a Transfer or a waiver of any of Landlord's rights or remedies hereunder.

         16.2 Permitted Transfers: "Transferee" as used herein shall not include a subsidiary, affiliate, division, corporation or other entity controlled by, controlling or under common control with Tenant (each of which shall be an "Affiliate" for purposes of the Lease), provided that the Affiliate is a federal or state-chartered financial institution whose deposits are insured by the Federal Deposit Insurance Corporation, and that the Affiliate will continue to operate a full-service FSF in the Demised Premises. Landlord shall be deemed to consent to a Transfer to such an Affiliate and no prior consent shall be required thereto, provided that Tenant shall give prior written notice thereof to Landlord for informational purposes only. Moreover, a merger or consolidation in which Tenant is the surviving entity or in which the shareholders of Tenant maintain control of the surviving entity shall not be deemed a Transfer.

         16.3 Corporate Consolidation: For purposes of this Lease, the term "Transfer" shall also include the dissolution or the merger or consolidation of Tenant (other than with an Affiliate), or within a twelve (12) month period: (i) the sale or other transfer of more than an aggregate of fifty percent (50%) of the voting shares of Tenant (other than, in the case of a closely held corporation, to immediate family members by reason of gift

                                      S-8

or death), or (ii) the sale, mortgage, hypothecation or pledge of more than an aggregate of fifty percent (50%) of the value of the unencumbered assets (as of the date hereof) of Tenant.

         16.4 Transfer Premium: If Landlord consents to a Transfer, and as a condition thereto which the parties hereby agree is reasonable, Tenant shall pay Landlord fifty percent (50%) of any Transfer Premium received by Tenant in connection with such Transfer. "Transfer Premium" shall mean all Rent, additional Rent or other consideration payable by such Transferee in any monthly period in excess of the Rent payable by Tenant under this Lease (on a monthly basis during the Term). If part of the consideration for such Transfer shall be payable other than in cash, Landlord's share of such non-cash consideration shall be in such form as is reasonably satisfactory to Landlord. Such percentage of the Transfer Premium shall be paid promptly by Tenant upon Tenant's receipt from time to time of periodic payments from such Transferee or at such other time as Tenant shall realize a Transfer Premium. In lieu of accepting such percentage of the Transfer Premium, Landlord may elect in writing within ninety
(90) days after Tenant's notice, to increase the Rent hereunder during the Term of the Transfer by an amount equal to Landlord's share of the monthly amount of such Transfer Premium. The provisions of this Subparagraph 16.4 shall not apply to a Transfer to an Affiliate and shall not apply to payments made by a Transferee for (i) Tenant's customer deposits, loans and related assets; or (ii) the FSF or Tenant's furniture, fixtures and equipment contained therein.

         16.5 Effect of Landlord Consent: If Landlord consents or is deemed to consent to a Transfer: (a) the terms and conditions of this Lease, including among other things, Tenant's (which term, for purposes hereof, shall mean the transferring Tenant and any predecessor) liability for the Demised Premises (including, without : limitation, Rent and other sums due with respect thereto), shall in no way be deemed to have been waived or modified so that notwithstanding such Transfer, the Tenant, its predecessors and the Transferee shall be jointly and severally liable with respect to the Demised Premises, (b) such consent shall not be deemed consent to any further Transfer by either Tenant or a Transferee, (c) as a condition thereto Tenant shall first deliver to Landlord an original executed copy of all documentation pertaining to the Transfer, including but not limited to an assumption agreement by the Transferee, in form reasonably acceptable to Landlord, and (d) Tenant shall furnish upon Landlord's request a complete statement, certified by an independent certified public accountant, or Tenant's chief financial officer, setting forth in detail the computation of any Transfer Premium Tenant has derived and shall derive from such Transfer. Landlord or its authorized representatives shall have the right at all reasonable times to audit the books, records and papers of Tenant relating to any Transfer Premium, and shall have the right to make copies thereof. If the Transfer Premium respecting any Transfer shall be found understated, Tenant shall within thirty (30) days after demand pay the deficiency, and Landlord's costs of such audit, and if understated by more than five percent (5%), Landlord shall have the right to cancel this Lease upon thirty (30) days notice. Any sublease hereunder shall be subordinate and subject to the provisions of this Lease, and if this Lease shall be terminated during the term of any sublease, Landlord shall have the right to
(i) treat such sublease as canceled and repossess the Demised Premises by any lawful means or (ii) require that such subtenant attorn to and recognize Landlord as its landlord under such sublease.

         16.6 Landlord's Lease (if any): If this Lease is in fact a sublease, Tenant accepts this Lease subject to all of the terms and conditions of the underlying Lease under which Landlord holds the Store as lessee. Tenant covenants that it will do no act or thing which would constitute a violation by Landlord of his obligation under such underlying Lease; provided, however, that Tenant's agreement in this regard is premised on Landlord's assurances to the effect that the terms of this Lease do not violate such underlying Lease.

         16.7 Transfer by Landlord: In the event of the Transfer by Landlord of its interest in this Lease to a Transferee expressly assuming Landlord's obligation under this Lease, Landlord shall thereby be released from any further obligations hereunder, and Tenant agrees to look solely to such Transferee of Landlord for performance of such obligations. Any security given by Tenant to secure performance of Tenant's obligations hereunder may be assigned and transferred by Landlord to such Transferee, and Landlord shall thereby be discharged of any further obligation relating thereto.

                               ARTICLE XVII. TAXES

         17.1 Tenant's Responsibility for Taxes: Tenant shall be liable for all taxes levied against personal property and trade fixtures placed by Tenant in the Demised Premises. If any such taxes are levied against Landlord or Landlord's property, and if Landlord elects to pay the same or if the assessed value of Landlord's property is increased by inclusion of personal property and trade fixtures placed by Tenant in the Demised Premises, and Landlord elects to pay the taxes based on such increase, Tenant shall pay to Landlord upon demand that part of such taxes for which Tenant is primarily liable hereunder.

         17.2 Landlord's Responsibility for Taxes: Except as provided in Section 17.1, Landlord shall pay or cause to be paid all general real estate taxes, general and special assessments, parking surcharges and

                                      S-9

other governmental charges (hereinafter collectively referred to as the "General Taxes") levied against the store and the Common Area for each real estate tax year.

         17.3 Rent Taxes, etc.: If at any time during the Lease Term, a tax or excise on rents or other tax however described (except any franchise, estate, inheritance, capital stock, income or excess profits tax imposed upon Landlord) is levied or assessed against Landlord by any lawful taxing authority on account of Landlord's interest in this Lease or the Rent or other charges reserved hereunder, as a substitute in whole or in part, or in addition to the General Taxes described in Section 17.2 above, Tenant agrees to pay to Landlord upon demand, and in addition to the Rent and other charges prescribed in this Lease, the amount of such tax or excise. In the event any such tax or excise is levied or assessed directly against Tenant, then Tenant shall be responsible for and shall pay the same at such times and in such manner as the taxing authority shall require.

                  ARTICLE XVIII. DEFAULT BY TENANT AND REMEDIES

         18.1 Events of Default: The following shall be events of default by Tenant under this Lease:

         (a) Tenant shall fail to pay any installment of Rent or any other regularly scheduled monetary obligations hereunder involving the payment of money and such failure shall continue for a period of ten (10) days after written notice to Tenant (or if notice of non-payment shall have been given to Tenant within the same calendar year, such failure shall continue, whether or not Landlord gives Tenant notice, for a period of ten (10) days).

         (b) Tenant shall fail to comply with any term, provision or covenant of this Lease other than as described in subsection (a) above and shall not cure such failure within thirty (30) days after written notice thereof to Tenant, or, as to matters which cannot be remedied within thirty (30) days if Tenant fails to commence efforts to remedy such default within such thirty (30) day period and thereafter diligently prosecute such efforts so that such default is cured within a reasonable time.

         (c) Tenant or any guarantor of Tenant's obligations under this Lease shall become insolvent, or shall make a transfer in fraud of creditors, or shall make an assignment for the benefit of creditors.

         (d) Tenant or any guarantor of Tenant's obligations under this Lease shall file a petition under any section or chapter of the National Bankruptcy Act, as amended, or under any similar law or statute of the United States or any State thereof, or Tenant or any guarantor of Tenant's obligations under this Lease shall be adjudged bankrupt or insolvent in proceedings filed against Tenant or any guarantor of Tenant's obligations under this Lease thereunder.

         (e) A receiver or trustee shall be appointed for the Demised Premises or for all or substantially all of the assets of Tenant or any guarantor of Tenant's obligations under this Lease.

         (f) Tenant shall desert or vacate or shall commence to desert or vacate the Demised Premises or any substantial portion of the Demised Premises prior to termination of this Lease.

         (g) Tenant shall do or permit to be done anything which creates a lien upon the Demised Premises.

         18.2 Landlord's Remedies: Upon the occurrence of any such events of default, Landlord shall have the option to pursue either of the following alternative remedies:

         (a) Without any notice or demand whatsoever, Landlord may take any one or more of the actions permissible at law to insure performance by Tenant of Tenant's covenants and obligations under this Lease. In this regard, it is agreed that if Tenant deserts or vacates the Demised Premises, Landlord may enter upon and take possession of the Demised Premises in order to protect them from deterioration and continue to demand from Tenant the monthly rentals and other charges provided in this Lease, without any obligation to relet; but that if Landlord does, at its sole discretion, elect to relet the Demised Premises, such action by Landlord shall not be deemed as an acceptance of Tenant's surrender of the Demised Premises unless Landlord expressly notifies Tenant of such acceptance in writing pursuant to Subsection (b) of Section 18.2 Tenant hereby acknowledges that Landlord shall otherwise be reletting as Tenant's agent and Tenant furthermore hereby agrees to pay to Landlord on demand any deficiency that may arise between the monthly rentals and other charges provided in this Lease and that actually collected by Landlord. It is further agreed in this regard that in the event of any default described in Subsection (b) of Section 18.1, Landlord shall have the right to enter upon the Demised Premises without being liable for prosecution of any claim for damages therefor, and do whatever Tenant is obligated to do under the terms of this Lease; and Tenant agrees to reimburse Landlord on demand for any expenses which Landlord may incur in thus effecting compliance with Tenant's obligations under

                                      S-10

this Lease; and Tenant further agrees that Landlord shall not be liable for any damages resulting to Tenant from such action.

         (b) Landlord may terminate this Lease by written notice to Tenant, in which event Tenant shall immediately surrender the Demised Premises to Landlord, and if Tenant fails to do so, Landlord may, without prejudice to any other remedy which Landlord may have for possession or arrearages in Rent (including any interest which may have accrued pursuant to Article III of this Lease), enter upon and take possession of the Demised Premises and expel or remove Tenant and any other person who may be occupying said premises or any part thereof, without being liable for prosecution or any claim for damages therefor. Landlord agrees to provide ten (10) days written notice and Tenant has ten (10) days to correct, modify and make whole any obligation. Tenant hereby waives any statutory requirement of prior written notice for filing eviction or damage suits for nonpayment of Rent. In addition, Tenant agrees to pay to Landlord on demand the amount of all loss and damage which Landlord may suffer by reason of any termination effected pursuant to this Subsection 18.2(b), said loss and damage to be determined by either of the following alternative measures of damage.

         (c) Until Landlord is able, through reasonable efforts, the nature of which efforts shall be at the sole discretion of Landlord, to relet the Demised Premises, Tenant shall pay to Landlord on or before the first day of each calendar month, the Rent and other charges provided in this Lease. After the Demised Premises have been relet by Landlord, Tenant shall pay to Landlord on the twentieth day of each calendar month the difference between the Rent and other charges provided in this Lease for the preceding calendar month and that actually collected by Landlord for such month. If it is necessary for Landlord to bring suit in order to collect a deficiency, Landlord shall have a right to allow such deficiencies to accumulate and to bring an action on several or all of the accrued deficiencies at one time. Any such suit shall not prejudice in any way the right of Landlord to bring a similar action for any subsequent deficiency or deficiencies. Any amount collected by Landlord from subsequent tenants for any calendar month, in excess of the Rent and other charges provided in this Lease, shall be credited to Tenant in reduction of Tenant's liability for any calendar month for which the amount collected by Landlord will be less than the Rent and other charges provided in this Lease; but Tenant shall have no right to such excess other than the above described credit.

         (d) When Landlord desires, Landlord may demand a final settlement. Upon demand for a final settlement, Landlord shall have a right to, and Tenant hereby agrees to pay, the difference between the total of all Rent and other charges provided in this Lease for the remainder of the term and the reasonable rental value of the Demised Premises for such period, such difference to be discounted to present value at the rate of eight percent (8%) per annum).

         (e) If Landlord elects to compute damages in the manner prescribed by Subsection (c) above, this election shall in no way prejudice Landlord's right at any time thereafter to demand a final settlement in accordance with Subsection (d) above. Pursuit of any of the above remedies shall not preclude pursuit of any other remedies prescribed in other sections of this Lease and any other remedies provided by law. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of such default.

         18.3 Landlord's Expenses: It is further agreed that, in addition to payments required pursuant to Subsections 18.2(a) and 18.2(b), Tenant shall compensate Landlord for all expenses incurred by Landlord in repossession (including among other expenses, any increase in Insurance Premiums caused by the vacancy of the Demised Premises), all expenses incurred by Landlord in reletting (including among other expenses, repairs, remodeling, replacements, advertisements and brokerage fees), all concessions granted to a new tenant upon reletting (including among other concessions, renewal options), all losses incurred by Landlord as a direct or indirect result of Tenant's default (including among other losses, any adverse reaction by Landlord's mortgagee or by other tenants or potential tenants of the Store), and a reasonable allowance for Landlord's administrative efforts, salaries and overhead attributable directly or indirectly to Tenant's default and Landlord's pursuing the rights and remedies provided herein and under applicable law. Notwithstanding the foregoing, Tenant shall not be obligated to make payments by reason of a default in an amount exceeding the total Rent in this Lease for the remainder of the Lease Term.

         18.4 Injunction: Landlord may restrain or enjoin any breach or threatened breach of any covenant, duty or obligation of Tenant herein contained without the necessity of proving the inadequacy of any legal remedy or irreparable harm. The remedies of Landlord hereunder shall be deemed cumulative and not exclusive of each other.

         18.5 Attorney's Fees: If on account of any breach or default by Tenant in its obligations hereunder. Landlord shall employ an attorney to present, enforce or defend any of Landlord's rights or remedies hereunder. Tenant agrees to pay any reasonable attorney's fees incurred by Landlord in such connection.

                                      S-11

         18.6 Tenant's Insolvency: Notwithstanding any other provision of this Lease, in the event the Tenant or its successors or assignee shall become insolvent, bankrupt, or make an assignment for the benefit of creditors, or if it or their interest hereunder shall be levied upon or sold under execution or other legal process, or in the event the FSF to be operated on the Demised
Premises is closed, or is taken over by a bank supervisory authority, the Landlord may terminate this Lease only with the concurrence of such bank supervisory authority, and any such authority shall in any event have the election to either continue or terminate this Lease, provided, that in the event this Lease is terminated, the maximum claim of Landlord against such bank supervisory authority for damages or indemnity for injury resulting from the rejection or abandonment of the unexpired lease shall in no event be in an amount exceeding the Rent reserved by this Lease, without acceleration, for the year next succeeding the date of the surrender of the Demised Premises to the Landlord, or the date of re-entry of the Landlord, whichever first occurs, whether before or after the closing of the FSF, plus an amount equal to the unpaid Rent accrued without acceleration up to such date. This paragraph shall limit the liability of the FDIC but not affect Landlord's other rights or remedies under law.

             ARTICLE XIX. LANDLORD'S CONTRACTUAL SECURITY INTEREST

         19.1 Landlord's Security Interest: In addition to the statutory Landlord's Lien, Landlord shall have at all times a valid security interest to secure payment of Rent and other sums of money becoming due hereunder from Tenant and to secure payment of any damages or losses which Landlord may suffer by reason of the breach by Tenant of any covenant, agreement or condition contained herein, upon all goods, wares, equipment, fixtures, furniture, improvements and other tangible personal property of Tenant presently, or which may hereafter be, situated on the Demised Premises, and all proceeds therefrom, and such property shall not be removed without the consent of Landlord until all arrearages in Rent as well as any and ail other sums of money then due to Landlord or to become due to Landlord hereunder shall first have been paid and discharged and all the covenants, agreements and conditions hereof have been fully complied with and performed by Tenant. Upon the occurrence of an event of default by Tenant, Landlord may, in addition to any other remedies provided, enter upon the Demised Premises and take possession of any and all goods, wares, equipment, fixtures, furniture, improvements and other tangible personal property of Tenant situated on the Demised Premises, without liability for trespass or conversion, and sell the same at public or private sale, with or without having such property at the sale, after giving Tenant reasonable notice of the time and place of any public sale or of the time after which any private sale is to be made, at which sale Landlord or its assigns may purchase unless otherwise prohibited by law. Unless otherwise provided by law, and without intending to exclude any other manner of giving Tenant reasonable notice, the requirement of reasonable notice shall be met if such notice is given in the manner prescribed in this Lease at least seven (7) days before the time of sale. Any sale made pursuant to the provision of this paragraph shall be deemed to have been a public sale conducted in a commercially reasonable manner if held in the above-described premises or where the property is located after the time, and place and method of sale and a general description of the types of property to be sold have been advertised in a daily newspaper published in the county in which the property is located for five (5) consecutive days before the date of the sale. The proceeds from any such disposition, less any and all expenses connected with the taking of possession, holding and selling of the property (including reasonable attorney's fees and legal expenses), shall be applied as a credit against the indebtedness secured by the security interest granted in this paragraph. Any surplus shall be paid to Tenant or as otherwise required by law; Tenant shall pay any deficiencies forthwith. Upon request by Landlord, Tenant agrees to execute and deliver to Landlord a financing statement in form sufficient to perfect the security interest of Landlord in the aforementioned property and proceeds thereof under the provision of the Uniform Commercial Code (or corresponding state statute or statutes) in force in the state in which the property is located, as well as any other state the laws of which Landlord may at any time consider to be applicable.

         19.2  Subordination of Landlord's  Security  Interest:  Notwithstanding
Section 19.1, (i) Landlord agrees that it will subordinate its security interest and Landlord's Lien to the security interest of Tenant's supplier or institutional financial source, provided that Landlord approves the transaction as being reasonably necessary for Tenant's operations at the Demised Premises, and further provided that the subordination must be limited to a specified transaction and specified items of the fixtures, equipment or inventory involved in the transaction. and (ii) Landlord agrees that its lien shall be limited to Tenant's equipment, fixture, furniture, improvements and other personal property of Tenant situated on the Demised Premises and shall not apply to banking records, money, accounts, deposits or any property of Tenant's customers.


                            ARTICLE XX. HOLDING OVER

         20.1 Holdover Status: In the event Tenant remains in possession of the Demised Premises after the expiration of this Lease and without the execution of a new lease, it shall be deemed to be occupying the Demised Premises as a tenant from month to month at a monthly rental rate equal to the current Rent plus other charges herein provided plus fifty percent (50%) of such amount and otherwise subject to all the conditions, provisions and obligations of this Lease insofar as the same are applicable to a month to month tenancy.

                                      S-12

Notwithstanding the foregoing, if Landlord and Tenant are engaged in good faith negotiations to extend the term of the lease or to enter into a new lease, Tenant shall be permitted to continue paying monthly rental at a rate equal to the current Rent, without the fifty percent (50%) additional charge, while such negotiations continue; provided, however, that in the event Landlord and Tenant do not extend the term of this Lease or enter into a new Lease within three (3) months after termination of this Lease, Landlord may, at any time, require Tenant to commence paying Rent plus fifty percent (50%) of such amount as set forth in this Section 20.1.


                   ARTICLE XXI. SUBORDINATION AND ATTORNMENT

         21.1 Mortgages, etc.: Tenant accepts this Lease subject and subordinate to any mortgage, deed of trust or other lien presently existing or hereafter placed upon the Demised Premises or the Store and Common Area as a whole and to any renewals and extensions thereof. Tenant agrees that any such mortgagee shall have the right at any time to subordinate such mortgage, deed of trust or other lien to this Lease; provided, however, notwithstanding that this Lease may be (or made to be) superior to mortgage, deed of trust or other lien, the provisions of mortgage, deed of trust or other lien relative to the rights of the mortgagee with respect to proceeds arising from an eminent domain taking (including a voluntary conveyance by Landlord) and/or arising from insurance payable by reason of damage to or destruction of the Demised Premises shall be prior and superior to any contrary provisions contained in this instrument with respect to the payment or usage thereof. Landlord is hereby irrevocably vested with full power and authority to subordinate this Lease to any mortgage, deed of trust or other lien hereafter placed upon the Demised Premises or the Store and Common Area as a whole, and Tenant agrees upon demand to execute such further instruments subordinating this Lease as Landlord may request; provided, however, that upon Tenant's written request and notice to Landlord, Landlord shall use good faith efforts to obtain from any such mortgagee a written agreement that the rights of Tenant shall remain in full force and effect during the Lease Term as long as Tenant shall continue to recognize and perform all of the covenants and conditions of this Lease.

         21.2 Notice to Mortgagee: At any time when the holder of an outstanding mortgage, deed of trust or other lien covering Landlord's interest in the Demised Premises has given Tenant written notice of its interest in this Lease, Tenant may not exercise any remedies for default by Landlord hereunder unless and until the holder of the indebtedness secured by such mortgage, deed of trust or other lien shall have received written notice of such default and a reasonable time for curing such default shall thereafter have elapsed.

         21.3 Estoppel Certificates: Tenant agrees that it will from time to time upon request by Landlord execute and deliver to Landlord a written statement addressed to Landlord (or to a party designated by Landlord), which statement shall identify Tenant and this Lease, shall certify that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as so modified), shall confirm that Landlord is not in default as to any obligations of Landlord under this Lease (or if Landlord is in default, specifying any default), shall confirm Tenant's agreements contained above in this Article XXI, shall confirm the Commencement and Termination Dates of this Lease, and shall contain such other information or confirmations as Landlord may reasonably require. Landlord is hereby irrevocably appointed and authorized as the agent and attorney-in-fact of Tenant to execute and deliver any such written statement on Tenant's behalf if Tenant fails to do so within seven (7) days after the delivery of a written request from Landlord to Tenant. Landlord may treat such failure as an event of default.

         21.4 Attornment: Tenant shall attorn to and be bound to any of Landlord's successors under all the terms, covenants and conditions of this Lease for the balance of any remaining Lease Term.


                     ARTICLE XXII. NOTICES & CORRESPONDENCE

         22.1 Notices: Any notice or document required or permitted to be delivered hereunder shall be deemed to be delivered when actually received or rejected by the designated addressee and shall be given by United States certified mail return receipt requested, postage prepaid or by recognized national courier (such as Federal Express), addressed to the parties hereto at the respective addresses set forth above, or such other addresses as may be specified by written notice.

                           ARTICLE XXIII. REGULATIONS

         23.1 Compliance With Regulations: Landlord and Tenant acknowledge that there are in effect, and may hereafter be enacted or put into effect, federal, state, county and municipal laws, orders, rules, directives and regulations (collectively referred to hereinafter as the "Regulations"), relating to or affecting the Demised Premises or the Store and Common Area, and concerning the impact on the environment of construction, land use, maintenance and operation of structures, and conduct of business. Subject to the express rights granted to Tenant under the terms of this Lease, Tenant will not cause, or permit to be caused, any act or practice, by negligence, omission, or otherwise, that would adversely affect the environment, or do anything to permit

                                      S-13

anything to be done that would violate any Regulations. Moreover, Tenant shall have no claim against Landlord by reason of any changes Landlord may make in the Store, Common Area or the Demised Premises which may be required to comply with such Regulations.

         23.2 Applications: Tenant shall file applications with the appropriate regulatory authorities for authority to establish a branch office in the Demised Premises and shall keep Landlord advised of the processing of the applications. The obligations of the Tenant under this Lease are subject to the condition precedent that the Tenant shall receive authority to establish a branch office to the Demised Premises. In the event such authority is not received on or before the Targeted Commencement Date, either Landlord or Tenant shall have the right, upon notice to the other, to terminate this Lease. In such event, neither party hereto shall have any further rights, duties or obligations hereunder.

                           ARTICLE XXIV. MISCELLANEOUS

         24.1 No Partnership: Nothing herein contained shall be deemed or construed by the parties hereto, nor by any third party, as creating the relationship of principal and agent or of partnership or of joint venture between the parties hereto, it being understood and agreed that neither the method of computation of Rent, nor any other provision contained herein, nor any acts of the parties hereto, shall be deemed to create any relationship between the parties hereto other than the relationship of Landlord and Tenant.

         24.2 No Offset: Tenant shall not for any reason withhold or reduce Tenant's required payments of Rent and other charges provided in this Lease, it being agreed that the obligations of Landlord hereunder are independent of Tenant's obligations except as may be otherwise expressly provided. In this regard it is specifically understood and agreed that in the event Landlord commences any proceedings against Tenant for nonpayment of Rent or any other sum due and payable by Tenant hereunder, Tenant will not interpose any counterclaim or other claim against Landlord of whatever nature or description in any such proceedings (other than a compulsory counterclaim under Rule 13(a) of the Federal Rules of Civil Procedure, or any analogous rule in a state court proceeding); and in the event that Tenant interposes any such counterclaim or other claim against Landlord in such proceedings, Landlord and Tenant stipulate and agree that, in addition to any other lawful remedy of Landlord, upon motion of Landlord, such counterclaim or other claim asserted by Tenant shall be severed from the proceedings instituted by Landlord. Landlord may proceed to final judgment separately and apart from and without consolidation with or reference to the status of such counterclaim or any other claim asserted by Tenant.

         24.3 Landlord's Liability: The liability of Landlord to Tenant for any default by Landlord under the terms of this Lease shall be limited to the greater of (i) two million dollars ($2,000,000.00) or (ii) the proceeds of sale on execution of the interest of Landlord in the Store. Landlord shall remain personally liable to account to Tenant for any security deposited hereunder. This clause shall not be deemed to limit or deny any remedies which Tenant may have in the event of default by Landlord hereunder, which do not involve the personal liability of Landlord.

         24.4 Consents: Any clause referring to Landlord approval refers to written consent. Except as may be otherwise herein provided, in all circumstances under this Lease where prior consent or permission of one party ("First Party"), whether it be Landlord or Tenant, is required before the other party ("Second Party") is authorized to take any particular type of action, the matter of whether to grant such consent or permission shall be within the sole and exclusive judgment and discretion of the First Party; and it shall not constitute any nature of breach by the First Party hereunder or any defense to the performance of any covenant, duty or obligation of the Second Party hereunder that the First Party delayed or withheld the granting of such consent or permission, whether or not the delay or withholding of such consent or permission was, in the opinion of the Second Party, prudent or reasonable or based on good cause.

         24.5 Waivers: One or more waivers of any covenant, term, or condition of this Lease by either party shall not be construed as a waiver of a subsequent breach of the same covenant, term or condition. The consent or approval by either party to or of any act by the other party requiring such consent or approval shall not be deemed to waive or render unnecessary consent to or approval of any subsequent similar act.

         24.6 Force Majeure: Whenever a period of time is herein prescribed for an action to be taken, the party required to take such action (other than payment of money) shall not be liable or responsible for, and there shall be excluded from the computation of any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations or restrictions or any other causes of any kind whatsoever which are beyond the reasonable control of such party.

         24.7 Governing Law: The laws of the state in which the Demised Premises
are  located  shall  govern  the  interpretation,   validity,   performance  and
enforcement of this Lease. If any provision of this Lease should be

                                     S-14

held to be invalid or unenforceable, the validity and enforceability of the remaining provisions of this Lease shall not be affected thereby. Venue for any action under this Lease shall be the county in which the Store is located.

         24.8 Captions: The captions used herein are for convenience only and do not limit or amplify the provisions hereof.

         24.9 Number; Gender: Whenever here the singular number is used, the same shall include the plural, and words of any gender shall include each other gender.

         24.10 Successors: The terms, provisions and covenants contained in this Lease shall apply to, inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors in interest and legal representatives except as otherwise herein expressly provided.

         24.11 Entire Agreement: This Lease contains the entire agreement between the parties, and no agreement shall be effective to change, modify or terminate this Lease in whole or in part unless such is in writing and duly signed by the party against whom enforcement of such change, modification or termination is sought. Landlord and Tenant hereby acknowledge that they are not relying on any representation or promise of the other, except as may be expressly set forth in this Lease. Oral agreements in conflict with any of the terms of this Lease shall be without force and effect.

         24.12 Exhibits: This Lease consists of twenty-four (24) Articles and Exhibits A through D (any space I left blank will be deemed to have been completed with the word "none"). In the event any provision of an Exhibit or other attached page shall be inconsistent with a provision in the body of the Lease, the provision as set forth in the Exhibit shall be deemed to control. All Exhibits referred to herein, whether or not physically attached to this Lease, shall be deemed incorporated herein by reference.

         24.13 Store Closing: Notwithstanding anything herein to the contrary, Tenant agrees to the cancellation of this Lease and agrees to vacate the Demised Premises on the date Landlord ceases doing business in the Store unless a longer period is required by federal or state law, or unless this Lease is transferred by Landlord, as contemplated by Article XVI above. Landlord agrees to give Tenant as much notice as is practicable under the circumstances of Landlord's decision to cease doing business in the Shopping Center.

                                      S-15

                                    EXHIBIT A
                             COMMENCEMENT AGREEMENT

         Re: Store Lease Agreement dated ________ between Wal*Mart Stores, Inc. ("Landlord") and the undersigned financial institution ("Tenant") concerning Wal*Mart Supercenter No. ____, ___________(the "Store").

         Landlord and Tenant confirm the following information with respect to the Store (capitalized terms not otherwise defined in this Agreement shall have the meaning given to them in the Store Lease Agreement), as of __________, 19_.

         1. The Store Lease Agreement is in full force and effect and has not been modified, superseded or changed, except as follows:

         2. Tenant accepted the Demised Premises and opened its Financial Service Facility on ___________.

         3. The initial Lease Term commenced on __________ and will expire on _________. The first Renewal Term (if any) will commence on ___________ and will expire on _____________. The second Renewal Term (if any) will commence on __________ and will expire on _______________.

         4. Tenant's obligation to make payments of Rent commenced on __________. Tenant's $_______ payment for Landlord's Work is due on or before
_________ . Tenant's $_________ Key Money payment is due on or before ________. (See Payment Summary below).

         5. LANDLORD REQUESTS THAT TENANT'S ACCOUNTING DEPARTMENT ESTABLISH AUTOMATIC PAYMENTS TO ENSURE RENT IS RECEIVED BY THE FIRST OF EACH MONTH. LANDLORD WILL NOT ISSUE INVOICES FOR RENT. RENT AND OTHER PAYMENTS SHOULD BE SENT TO: WAL*MART STORES, INC., P.O. BOX 500620, ST. LOUIS, MO 63150-0620.


                                PAYMENT SUMMARY


                                                             MONTHLY RENT PAYMENT DUE FOR
 DESCRIPTION               INITIAL PAYMENT DUE               INITIAL TERM EFFECTIVE ____ 1997
------------               -------------------              ---------------------------------


 Landlord's Work                    $_______
 Key Money                           _______
 Prorated ____ Rent Payment          _______                          $________

         TOTAL AMOUNT DUE           $
                                     =======


EXECUTED BY LANDLORD AND TENANT AS OF THE DATE SET FORTH ABOVE:

 Wal-Mart Stores, Inc.                        Tenant


 By:__________________                         By:________________________

 Title:_______________                         Title:_____________________

             MONTHLY RENTAL PAYMENTS ARE DUE THE 1ST OF EACH MONTH. LATE PAYMENT CHARGES WILL BE IN ACCORDANCE WITH LEASE.





                                    EXHIBIT 8
                         ANCILLARY PRODUCTS AND SERVICES


INVESTMENT PRODUCTS

Mutual Funds
U.S. Government and Agency Securities
Municipal Bonds
Unit Investment Trusts
Equities
Fixed Annuities
Variable Annuities

INSURANCE PRODUCTS:

Term Life
Credit Life
Credit Disability
Universal Life
Variable Life

SERVICES:

Self-Directed IRAs
Insurance Plan Review
Stock and Bond Research
Mutual Fund Performance Evaluations
Retirement and Education Planning


                       INTERNATIONAL BANKING TECHNOLOGIES
                  QUARTERLY/MONTHLY IN-STORE BRANCH PERFORMANCE
                                 TRACKING REPORT


FINANCIAL
INSTITUTION:______________________      UNIT # ______________________

RETAILER/STORE #: ________________      MANAGER: ____________________

BRANCH ADDRESS:___________________      BRANCH TELEPHONE:____________
                                        BRANCH FAX:__________________

CITY, STATE: _____________________      QUARTER/MONTH ENDING: Jan Feb
                                         Mar Apr May Jun Jul Aug Sep
BRANCH OPENING DATE:______________       Oct Nov Dec


                                         YEAR: 97 98 99 00 01 02
                                         (Please circle)


                                                   NEW DEPOSIT
                    NEW ACCOUNTS DURING THIS       AMOUNTS THIS        TOTAL AMOUNT ON
                         QUARTER/MONTH              QTR/MONTH         DEPOSIT AT BRANCH
                    -------------------------       ----------        -----------------

DDA ACCOUNTS                                        $                     $

TIME ACCOUNTS                                       $                     $

TOTALS                                              $                     $




                              TOTAL # OF NEW LOANS                                   TOTAL AMOUNT
                                    DURING                 NEW LOAN AMOUNT        OF LOANS WRITTEN AT
                              THIS QUARTER/MONTH        DURING THIS QTR/MONTH           BRANCH
                              ------------------        ---------------------     -------------------
LOAN ORIGINATIONS                                             $                             $
(only loans initiated
at your branch)


Average Number of Monthly Tellerline Transactions:__________________________

MONTHLY ATM TRANSACTIONS: Foreign ____________________  On-us _________________

AVERAGE WEEKLY STORE CUSTOMER COUNT: ____________ (This # only needed once yearly) (Please ask the manager of the store for a round number, and assure the manager that it will be held confidentially and used only for branch activity purposes.)

                                                Please mail or fax this form to:
                                                                 MARKET RESEARCH
                                              International Banking Technologies
                                               1770 Indian Trail Road, Suite 300
                                                              Norcross, GA 30093
                                                  770/279-4422 (fax)770/381-2123

(Please make additional copies of this form as needed)


                            WAL-MART SIGNAGE POLICY

Contacts (War-Mart Vestibule Leasing Department): Randy Lillard (301)273-8005

1. BUILDING SIGNAGE. Exterior signage will be one sign with a maximum of 20 sq. ft. stud- mounted, illuminated or non-illuminated letters or box approved by the Vestibule Leasing Department. The sign will be installed in the location per the attached drawing (Exhibit "D-1") on all store locations where Tenant branches will reside.

2. INSTALLATION AND PERMITTING. The Wal-Mart Vestibule Leasing Department will be responsible for coordinating all installations with the Tenant. The Tenant will be responsible for all installation, permitting and costs.

3. EXISTING BANK-OCCUPIED STORES. The Tenant will be responsible for the entire project. The Tenant shall supply the Wal-Mart Vestibule Leasing Department with a confirmation letter stating that the Tenant sign has been installed at the store location. Photographs of the sign shall accompany the letter.

4. NEW STORES, RELOCATIONS AND EXPANSIONS. The Wal-Mart Vestibule Leasing Department will coordinate approval of the Tenant signage projects. The Tenant will be allowed to begin the permitting process for its sign after the Wal-Mart signing package has been approved. NOTE: WAL-MART SIGNAGE WILL WAVE PRIORITY AT ALL PROJECTS. The Vestibule Leasing Department will notify the Tenant of the proper date to begin its permitting process. This date is likely to be on, or within a few days of, the announced possession date of the store, which is usually 3 months prior to the opening of the store. The Tenant will be responsible for all permitting and sign costs. The Tenant shall supply the Wal-Mart Vestibule Leasing Department with a confirmation letter stating that the Tenant sign has been installed at the store location. Photographs of the sign shall accompany the letter.

5. RESTRICTIONS. No other Tenant signage, such as flags, floor decals, road signs, road-sign banners, banners hanging on outside of building, shopping cart signs, etc. will be permitted. All signage ideas must be submitted to and approved by the Wal-Mart Vestibule Leasing Department before they can be considered for being part of the Tenant signage in any store.

THIS IS THE APPROVED WAL-MART/BANK BRANCH SIGNAGE PACKAGE. NO ADDITIONAL SIGNAGE IS AUTHORIZED.


                                   EXHIBIT D-l


                      (GRAPHIC CHART OF EXTERIOR SIGNAGE)













                                    ADDENDUM
                                       TO
                       WAL-MART LEASE AGREEMENT ("LEASE")


TENANT: First Bank and Trust Company
Store:  Wal-Mart No. 2261, Kingstown, Rhode Island

         The provisions of the Lease are modified as follows:

         1. Section 12.2. Change first sentence to read as follows:

            Tenant shall procure and maintain throughout the Lease Term a policy or policies of insurance, at its sole cost and expense, insuring both Landlord and Tenant against all claims, demands or actions arising out of or in connection with Tenant's use or occupancy of the Demised Premises, the limits of such policy or policies to be in an amount not less than $1,000,000.00 in respect of any one accident or death of any one person, and in an amount not less than $3,000,000.00 in respect of any one accident or disaster, and in an amount not less than $1,000,000.00 in respect of property damaged or destroyed, and to be written by insurance companies satisfactory to Landlord.

            Add the following language:

            Any commercial insurer with a Best's A rating shall be satisfactory to Landlord. Blanket "umbrella" policies held by Tenant or Tenant's holding company may be used to satisfy the foregoing insurance obligations.

         2. Section 16.6. Deleted. [The Lease is not a sublease.]






                            WAL*MART LEASE AGREEMENT

         THIS LEASE is entered into as of the 27th day of January, 1997, by and between Landlord and Tenant as hereinafter defined.

         WHEREAS, in consideration of the obligation of Tenant to pay Rent as herein provided and in consideration of the Standard Terms and Conditions set forth herein, Landlord hereby demises and leases to Tenant, and Tenant hereby takes from Landlord, the Demised Premises, TO HAVE AND TO HOLD said Demised Premises for the Lease Term specified below, and upon the terms and conditions set forth in this Lease.

                                BASIC PROVISIONS

1.       Landlord:   WAL-MART   STORES,   INC.,  701  South  Walton   Boulevard,
         Bentonville, AR 72716

2.       Tenant:   FIRST  BANK  AND  TRUST  COMPANY,   180  Washington   Street,
         Providence, RI 02903

3.       Tenant's Trade Name(s): FIRST BANK AND TRUST

4. "Demised Premises": The space occupied by Tenant's Financial Service Facility ("FSF") in WAL-MART No. 2373 in the City of Warwick, Rhode Island the "Store").

5.       Targeted Commencement Date: June 29, 1997

6.       Lease Term:  Commencing on the Commencement  Date as defined in Section
         1.3 below, and continuing until 12:00 Midnight local time on the fifth anniversary of the Commencement Date (the "Termination Date")

7.       Rent: Payable as specified in Article III:


                                     Annually         Monthly
                                     --------         -------
         Initial Term               $25,000.00       $2,083.33
         First Renewal Term         $31,250.00       $2,604.17
         Second Renewal Term        $39,062.50       $3,255.21


8. Prepaid Rent: $2,083.33 being Rent for the last month of the Lease Term, due within thirty (30) days after the Commencement Date.

9. Key Money: A one-time nonrefundable fee of $25,000.00 for the right to operate an FSF in the Store. Payment is to be made within thirty (30) days after the Commencement Date.

10. Landlord's Construction Payment: A one-time payment of $10,000.00 for Landlord's work related to the design, construction and finishing of the Demised Premises. Payment is to be made within thirty (30) days after the Commencement Date.

11. Special Utility Charge: $1,500 per term, if Landlord permits Tenant to have an illuminated exterior sign, payable in advance within thirty
         (30) days after the Commencement Date of the initial term, and upon commencement of any renewal term.

EXECUTED AS OF THE DATE HEREIN ABOVE STATED.

LANDLORD: WAL-MART STORES, INC.             TENANT: FIRST BANK AND TRUST COMPANY

By:                                         By:
-------------------------------                --------------------------------
Anthony L. Fuller
Vice President                              Title:  Chairman, President and CEO
Wal-Mart Realty Company                            -----------------------------


           STANDARD TERMS AND CONDITIONS FOR WAL-MART LEASE AGREEMENT

                          ARTICLE I. GENERAL PROVISIONS

         1.1 Quiet Possession: Landlord further agrees that if Tenant shall perform all of the covenants and agreements herein required to be performed by Tenant, Tenant shall, subject to the terms of this Lease, at all times during the continuance of this Lease have peaceful and quiet possession of the Demised Premises.

         1.2 Renewal Terms: Provided Tenant has conducted its business in an efficient, high-class and reputable manner and is not in default hereunder, Tenant shall have the option(s) to extend the term of this Lease for up to two
(2) consecutive terms of Five (5) years each by giving Landlord written notice of its exercise of the respective option at least one hundred eighty (180) days prior to the expiration of the original Lease Term or the expiration of the then existing term. References to the "Lease Term" shall refer to the original term and any extensions or renewals thereof.

         1.3 Commencement Date: The latest to occur of (i) the ninetieth (9Oth) day after Tenant's receipt of all necessary regulatory approvals; (ii) the ninetieth (9Oth) day after the date on which Landlord tenders possession of the Demised Premises to Tenant for completion of Tenant's work; and (iii) the date on which the Store opens for business. Landlord and Tenant agree to execute and deliver a "Commencement Agreement," in the form attached hereto as Exhibit "A" within thirty (30) days after the FSF opens for business. Notwithstanding the foregoing, the Commencement Date shall be no earlier than the Targeted Commencement Date set forth in Section 5 of the Basic Provision, unless Tenant actually opens for business in the Demised Premises before the Targeted Commencement Date.

         1.4 Permitted Use: A banking facility staffed with one or more bank employees whose functions include, without limitation, opening new deposit accounts, accepting loan applications, closing loans, and performing customary teller transactions, such as cashing checks and taking deposits. An FSF may be equipped with an ATM, vault, safe deposit boxes, a night depository, and one or more self-service or interactive banking terminals. Tenant shall have the exclusive right to operate an FSF within the Store and may also offer, on a non-exclusive basis, such ancillary products and services as may be permitted by applicable law and regulations; provided, however, that Tenant shall not offer insurance, investment products and travel agency services, except for the insurance and investment products and services listed on Exhibit "8," without Landlord's prior written consent, which consent shall not be unreasonably withheld. Tenant may not trade merchandise that conflicts with Landlord's merchandise without Landlord's written approval.

         1.5 Automated Teller Machine ("ATM"):

         (a) Tenant shall have the exclusive right to operate one ATM within the Store, and a first refusal right to operate additional ATMs within the Store. Any additional ATMs shall be subject to the terms of this Lease and to the following additional conditions: (i) Tenant shall pay ATM rental of $500 per month for each additional ATM; (ii) the location(s) of additional ATM(s) will be as determined by Landlord; and (iii) all additional ATM(s) must be front-loading ATMs.

         (b) Tenant shall not charge a Terminal Usage Fee or other fee for use of Tenant's ATMs in the Store, other than normal and customary interchange fees and fees customarily assessed by Tenant to its account holders (none of which shall be considered "Terminal Usage Fees" for the purposes of this Agreement) without Landlord's prior written consent. Landlord's consent to Tenant's imposition of Terminal Usage Fees shall not be unreasonably withheld, and shall be based upon Landlord's analysis of Terminal Usage Fees charged by ATMs operated by Tenant and other ATM operators within the Store's market area, including freestanding ATMs, parking lot ATMs, ATMs in retail locations operated by Landlord, and retail locations operated by Landlord's competitors, it being Landlord's intention to ensure that Landlord's "everyday low prices" philosophy applies to charges imposed on customers of Tenant's ATMs.

         (c) In the event Tenant is permitted to charge Terminal Usage Fees, and elects to do so, Tenant shall pay Landlord an ATM transaction fee (the "ATM Transaction Fee"), in addition to any other ATM fees payable hereunder, equal to fifty percent (50%) of the Terminal Usage Fees received by Tenant by reason of transactions conducted at Tenant's ATM(s) in the Store. ATM Transaction Fees shall be paid monthly in arrears, commencing on the fifteenth (15th) day of the month after the month in which the ATM commences operation. Tenant shall keep and maintain full and accurate records of Terminal Usage Fees charged to customers of Tenant's ATM(s). Landlord shall have the right during Tenant's business hours and upon reasonable notice to Tenant to inspect, copy and audit such records, and Tenant will produce the same on Landlord's request. If any such inspection and audit discloses a liability for ATM Transaction Fees in excess of ATM Transaction Fees theretofore paid by Tenant, Tenant shall promptly, upon demand, pay to Landlord such

                                       S-1

liability. If the audit discloses that Tenant's statements underreported ATM Transaction Fees by more than two percent (2%), then Tenant shall, in addition, pay the reasonable cost of Landlord's audit.

             ARTICLE II. ACCEPTANCE OF DEMISED PREMISES; REMODELING

         2.1 Acceptance of Demised Premises: By opening for business in the Demised Premises, Tenant shall be deemed to have accepted the same "as is" and to have acknowledged that the same comply fully with Landlord's covenants and obligations hereunder.

         2.2 Possession: If this Lease is executed before the Demised Premises becomes vacant, or if any present tenant or occupant of the Demised Premises holds over, and Landlord cannot acquire possession of the Demised Premises prior to the Targeted Commencement Date, Landlord shall not be deemed to be in default hereunder, and Tenant agrees to accept possession of the Demised Premises at such time as Landlord is able to tender the same. Landlord hereby waives the payment of Rent covering any period prior to tender of possession of the Demised Premises to Tenant hereunder. If Landlord, in Landlord's sole discretion, determines that it will be unable to acquire possession of the Demised Premises within a reasonable time after the Targeted Commencement Date by reasonable commercial efforts, short of litigation, Landlord shall have the right to terminate this Agreement by written notice to Tenant, whereupon neither party shall have any further rights, duties or obligations hereunder.

         2.3 Construction of Store: If this Lease is executed before Landlord has commenced construction of the Store and Landlord does not tender possession of the Demised Premises to Tenant for completion of Tenant's work by the Targeted Commencement Date, as above defined, Landlord shall not be deemed to be in default hereunder, and Tenant agrees to accept possession of the Demised Premises at such time as Landlord tenders the same. Notwithstanding the foregoing, if Landlord, in Landlord's sole discretion (i) determines it will be unable to deliver possession of the Demised Premises to Tenant within a reasonable time after the Targeted Commencement Date, by reason of construction or regulatory delays or otherwise, or (ii) elects not to construct the Store, Landlord shall have the right to terminate this Agreement by written notice to Tenant, whereupon neither party shall have any further rights, duties or obligations hereunder.

         2.4 Store Renovation: Tenant recognizes that Landlord may, from time to time, wish to remodel, rearrange or enlarge the Store to accommodate changes in retailing patterns. If the remodeling/rearranging/enlargement involves relocation of the Demised Premises, Landlord shall pay the actual costs of such relocation, but no more than $100,000.00 if the remodeling occurs during the first year of the lease term; no more than $80,000.00 if within the second year of the lease term; no more than $60,000.00 if within the third year of the lease term; no more than $40,000.00 if within the fourth year of the lease term; no more than $20,000.00 if within the fifth year of the lease term; and nothing thereafter. Tenant shall pay all costs that Landlord has not agreed to pay. In no event will Landlord be responsible for "loss of business," "lack of trade," or any other claim resulting out of such renovation. Notwithstanding any remodeling of the Store, the Demised Premises shall always be comparable in configuration and overall size to the original Demised Premises, and shall be located at the front of the Store, convenient to checkout stands and plainly visible to customers. Landlord agrees that Tenant may temporarily close the Demised Premises if Tenant reasonably determines that its ability to operate is materially impaired due to work associated with Store construction, remodeling, moving or enlargement. Rent shall be abated during periods in which the Demised Premises is closed by reason of work associated with Store construction, remodeling, moving or enlargement.

                               ARTICLE III. RENT

         3.1 Address for Payment of Rent: Rent shall be payable to Landlord in care of:

                 Wal-Mart Stores, Inc.
                 P.O. Box 500620
                 St. Louis, MO 63150-0620

         3.2 Time of Payment of Rent: Tenant shall pay Rent to Landlord in monthly installments. The first such monthly installment shall be due and payable on or before the earlier of (i) the date on which Tenant first opens for business in the Demised Premises and (ii) the Commencement Date, and subsequent installments shall be due and payable on or before the first day of each succeeding calendar month during the Lease Term. Rent shall be prorated on a daily basis for any partial month in the Lease Term that results from the Lease Term beginning on a day other than the first day of a calendar month or ending on a day other than the last day of a calendar month.

         3.3 Electronic Payment: It is understood that the Rent, Key Money, Landlord's Construction Payment and all other payments hereunder are payable at the times stated herein without offset or deduction

                                      S-2


of any nature If requested by Landlord, all payments shall be made electronically by Fedwire or through an Automated Clearing House (ACM) In the event any payment is not received within ten (10) days of the due date, it is agreed that the amount thus due shall bear interest at the rate of one and one-half percent (1 1/2%) per month, such interest to accrue continuously on any unpaid balance due to Landlord by Tenant during the period commencing with the due date and terminating with the date on which Tenant makes full payment of all amounts owing to Landlord at the time of said payment. Any such interest shall be payable as additional Rent hereunder and shall be payable immediately on demand.

         3.4 Quarterly Payment of Rent at Landlord's Option: If Tenant fails in two (2) consecutive months to make payments of Rent within ten (10) days after due, Landlord, in order to reduce its administrative costs, may require by giving written notice to Tenant (and in addition to any interest accruing pursuant to Section 3.3 above, as well as any other rights and remedies accruing pursuant to Article XVIII or Article XIX, or any other term, provision or covenant of this Lease), that Rent is to be paid quarterly in advance instead of monthly.

                         ARTICLE IV. REPORTS AND RECORDS

         4.1 Loans and Deposits: Promptly following the end of each calendar quarter during the term of the Lease, Tenant shall deliver to Landlord information concerning loans and deposits for the Demised Premises in the form attached as Exhibit "C" or in such other form as may be mutually acceptable to Landlord and Tenant. Landlord acknowledges that such reports contain sensitive and confidential information and shall use reasonable business efforts to maintain the confidentiality of the information contained therein, both during and after the expiration of the Lease Term.

                             ARTICLE V. COMMON AREAS

         5.1 Common Areas: The term "Common Area" is defined for all purposes of this Lease as that part of the Store as well as certain adjoining property owned or leased by Landlord and intended for the common use of all tenants, including among other facilities (as such may be applicable), parking area, private streets and alleys, landscaping, curbs, loading area, floors, doors, side walks, food court, malls and promenades (enclosed or otherwise), lighting facilities, drinking fountains, meeting rooms, public toilets and the like but excluding space in buildings (now or hereafter existing) designed for rental or commercial purposes, as the same may exist from time to time, and further excluding streets and alleys maintained by a public authority. Landlord reserves the right to change from time to time the dimensions and locations of the Common Area. Tenant, and its employees and customers, and when duly authorized pursuant to the provisions of this Lease, its subtenants, licensees and concessionaires, shall have the nonexclusive right to use the Common Area as constituted from time to time, such use to be in common with Landlord, other tenants of the Store and other persons permitted by Landlord to use the same, and subject to such reasonable rules and regulations governing use as Landlord may from time to time prescribe, including the designation of specific areas in which automobiles owned by Tenant, its employees, subtenants, licensees and concessionaires shall be parked. Landlord may temporarily close any part of the Common Area for such periods of time as may be necessary to make repairs or alterations to prevent the public from obtaining prescriptive rights. Landlord shall be responsible for the operation, management, and maintenance of the Common Area, the manner of maintenance and the expenditures therefor to be in the sole discretion of Landlord.

                  ARTICLE Vl. USE AND CARE Of DEMISED PREMISES

         6.1 Operation: The Demised Premises may be used only for the purpose or purposes specified in Section 1.4, and for no other purposes without the prior written consent of Landlord. Tenant shall not at any time leave the Demised Premises vacant, but shall in good faith continuously throughout the Lease Term operate an FSF in the Demised Premises. Tenant shall operate its business in an efficient, high class and reputable manner, and shall, except during reasonable periods for repairing, cleaning, and decorating, keep the Demised Premises open to the public for business with adequate personnel in attendance, for a minimum of fifty (50) hours a week allocated over six (6) days, two (2) of which shall be Friday and Saturday; provided, however, that such minimum hours of operation shall be shortened for any week during which a bank holiday occurs. In addition, Tenant agrees to provide a level and quality of services to its customers in the Store that equals or exceeds Landlord's standards for the level and quality of services Landlord provides to its customers in the Store, and will conduct its banking business at the FSF in conjunction with and abiding by Landlord's philosophies, culture and standards, subject to sound banking practices and applicable banking laws, rules and regulations.

         6.2 Customer Service Telephone: Tenant shall provide, at its sole expense, a customer service "Hot Line" notice including the Tenant's local or other toll free number at the Demised Premises. The notice shall be in a conspicuous location in full view of all customers at all times the Store is open for business. Letters

                                       S-3

and numbers are to be a minimum of tour inches (4") in scale with a background color which highlights the color of the characters.

         6.3 Increased Risk: Tenant shall not, without Landlord's prior written consent, keep anything within the Demised Premises or use the Demised Premises for any purpose which increases the insurance premium cost or invalidates any insurance policy carried on the Demised Premises or the Store or the Common Area. All property kept, stored or maintained within the Demised Premises by Tenant shall be at Tenant's sole risk.

         6.4 Care of Demised Premises: Tenant shall take good care of the Demised Premises and keep the same free from waste at all times. Tenant shall keep the Demised Premises neat, clean and free from dirt or rubbish at all times. Receiving and delivery of goods and merchandise and removal of garbage and trash from the Demised Premises shall be made only in the manner and areas prescribed by Landlord. Tenant shall not operate an incinerator or burn trash or garbage within the Store or Common Area. Tenant shall not permit any objectionable or unpleasant odors to emanate from Demised Premises; nor place or permit any radio, television, loudspeaker or amplifier on the roof or outside the Demised Premises or where the same can be seen or heard from outside the building; nor place any antenna, awning or other projection on the exterior of the Demised Premises; nor take any other action which would constitute a nuisance or would disturb or endanger other tenants of the Store or unreasonably interfere with their use of their respective premises; nor do anything which would tend to injure the reputation of the Store.

         6.5 Display Windows: Tenant shall maintain all display windows in a neat, attractive condition and shall keep all display windows lighted during all business hours as defined above.

         6.6 Permits: Tenant shall procure at its sole expense any permits and licenses required for the transaction of business in the Demised Premises and shall otherwise comply with all applicable laws, ordinances, and governmental regulations.

         6.7 Tenant's Employees:

         (a) All persons employed by Jenant in or about, or in connection with, the operation of the FSF shall be Tenant's employees for all purposes under this Agreement. Tenant's employees and agents and employees of companies which service the FSF who are not Tenant employees or agents shall be granted access to the Store for the purpose of servicing, maintaining, and otherwise performing services in connection with the FSF. Landlord agrees to cooperate with Tenant in providing access to the Demised Premises during periods of time the Store may not be open for business.

         (b) Employees of Tenant, while working at the FSF, shall be permitted to park their automobiles in spaces designated by Landlord for parking by Landlord employees. Tenant shall furnish to Landlord upon request a complete list of license numbers of all automobiles operated by Tenant, its employees, subtenants, licensees or concessionaires, and Tenant agrees that if any automobile or other vehicles owned by Tenant or any of its employees, subtenants, licensees or concessionaires shall be parked in any part of the Common Area other than the specified areas designated for employee parking while performing services at the Demised Premises, Tenant shall pay to Landlord as additional Rent upon demand an amount equal to the daily rate or charge for such parking as may be reasonably established by Landlord from time to time for each day, or part thereof, such automobile or other vehicle is so parked. Landlord may from time to time substitute for any parking area other areas reasonably accessible to Tenant, which areas may be elevated, surface or underground.

         6.8 Advertising and Promotion:

         (a) Tenant may advertise the existence and location of the FSF by media as per manner approved by Landlord at the on-site operations level, which approval will not be unreasonably withheld or delayed. Aside from notices of the existence and location of the FSF, neither Landlord nor Tenant will use the other's name, trademark, servicemark, or logo in any advertising, marketing, or solicitation materials without the other's consent. In no event will either party advertise or otherwise represent that it has any relationship with the other other than the relationship of landlord and tenant arising out of Tenant's occupying space in the Store.

         (b) Subject to Landlord's approval on the on-site operations level, which will not be unreasonably withheld or delayed, Tenant may promote its products and services outside the FSF within the Store itself; provided, however, such products and services shall be those offered at the FSF and shall not compete with the grocery products or services offered by Landlord.

         (c) Subject to Landlord approval on the on-site operations level, which will not be unreasonably withheld or delayed, Tenant shall have access to the intercommunication system ("intercom") within the Store

                                      S-4

to promote the products and services offered at the FSF. The use of the intercom shall be coordinated and approved between the Store Manager and the FSF Manager.

         (d) All promotions conducted by Tenant in the Store shall be conducted in a professional manner by trained employees of Tenant or an Affiliate (as defined in Section 16.2, below) working at the FSF.

         (e) Landlord, as approved at the on-site operations level, shall permit Tenant to place signs identifying its operations inside the Store at locations to be agreed upon by the parties. Tenant will submit to Landlord for its approval, which will not be unreasonably withheld or delayed, a signage package detailing the appearance and size of all signs to be installed.

         6.9 Trade Name: Tenant hereby acknowledges that Tenant's business reputation, intended use of the Demised Premises and ability to generate patronage to the Demised Premises and the Store were all relied upon by Landlord and served as significant and material inducements contributing to Landlord's decision to execute this Lease with Tenant. Tenant hereby covenants and agrees:
(i) to operate in the Demised Premises only under the trade name(s) set forth in the Basic Provisions, and under no other name or trade name whatsoever without Landlord's prior written consent, provided (A) such consent by Landlord shall not be unreasonably withheld and (B) if Tenant is acquired by, or acquires, whether by merger or other means, a bank or bank holding company having assets equal to fifty percent (50%) or more of the assets of Tenant, Tenant may, upon prior notice to Landlord, adopt the name or trade name used by such other bank or bank holding company in its banking business, provided in either case such name is not obscene and does not contain thename of any of Landlord's competitors.

            ARTICLE Vll. MAINTENANCE AND REPAIR OF DEMISED PREMISES

         7.1 Landlord's Responsibility: Landlord shall keep the foundation, the exteriorwalls, heating, air conditioning and roof (except plate glass; windows, doors, door closure devices and other exterior openings; window and door frames, molding, locks and hardware; special storefronts; lighting, plumbing and other electrical, mechanical and electromotive installations, equipment and fixtures; signs, placards, decorations or advertising media of any type; and interior painting or other treatment of exterior walls) of the Demised Premises in good repair. Landlord, however, shall not be required to make any repairs occasioned by the act or negligence of Tenant or Tenant's agents, employees, subtenants, licensees and concessionaires; and the provisions of the previous sentence are expressly recognized to be subject to the provisions of Article XIV (Casualty) and Article XV (Condemnation) of this Lease. In the event that the Demised Premises should become in need of repairs required to be made by Landlord hereunder, Tenant shall give prompt written notice thereof to Landlord, and Landlord shall not be responsible in any way for failure to make any such repairs until a reasonable time shall have elapsed after receipt by Landlord of such written notice.

         7.2 Tenant's Responsibility: Tenant shall keep the Demised Premises in good, clean and habitable condition and shall at its sole cost and expense keep the Demised Premises free of insects, rodents, vermin and other pests and make all needed repairs and replacements, including replacement of cracked or broken glass, except for repairs and replacements required to be made by Landlord under the provisions of Section 7.1, Article XIV (Casualty) and Article XV (Condemnation). Without limiting the coverage of the previous sentence, it is understood that Tenant's responsibilities therein include the repair and replacement of all of Tenant's lighting, plumbing and other electrical, mechanical and electromotive installation, equipment and fixtures and also include all utility repairs in ducts, conduits, pipes, wiring, and any sewer located in, under or above the Demised Premises and serving the Demised Premises. If any repairs required to be made by Tenant hereunder are not made within ten (10) days after written notice delivered to Tenant by Landlord, Landlord may at its option make such repairs without liability to Tenant for any loss or damage which may result to its stock or business by reason of such repairs; and Tenant shall pay to Landlord upon demand, as additional Rent hereunder, the cost of such repairs plus ten percent (10%) thereof as an administrative fee to Landlord plus interest at the rate of one and one-half percent (1 1/2%) per month, such interest to accrue continuously from the date of payment by Landlord until repayment by Tenant. At the expiration of this Lease, Tenant shall surrender the Demised Premises in good condition, excepting reasonable wear and tear and losses required to be restored by Landlord in
Section 7.1, Article XIV and Article XV of this Lease.

                            ARTICLE VIII. ALTERATIONS

         8.1 Improvements by Tenant: Tenant shall not make any alterations, additions or improvements (collectively, "Improvements") to the Demised Premises without the prior written consent of Landlord, which consent will not be unreasonably withheld or delayed, except for the installation of unattached, movable trade fixtures ("Fixtures") which may be installed without drilling, cutting or otherwise defacing the Demised Premises.

                                       S-5

         8.2 Removal of Improvements and Fixtures: At any time during the Lease Term, or upon expiration of the Lease Term, Tenant shall have the right to remove the FSF and all other Improvements and Fixtures which Tenant makes or installs upon the Demised Premises, provided Tenant completes such removal within thirty (30) days of termination of the Lease. All Improvements and Fixtures which may be made or installed upon the Demised Premises that are not removed by Tenant within thirty (30) days of termination of this Lease shall remain upon and be surrendered with the Demised Premises and become the property of Landlord at the termination of this Lease, unless Landlord requests their removal in which event Tenant shall remove the same and restore the Demised Premises to their original condition, subject to reasonable wear and tear, at Tenant's expense. Tenant shall repair any damage to the Store caused by removal af Tenant's Improvements and Fixtures.

         8.3 All construction work done by Tenant within the Demised Premises shall be performed in a good and workmanlike manner, in compliance with all governmental requirements, and in such manner as to cause a minimum of interference with other construction in progress and with the transaction of business in the Store. Tenant agrees to indemnify Landlord and hold Landlord harmless against any loss, liability or damage resulting from such work and Tenant shall, if requested by Landlord, furnish a bond or other security satisfactory to Landlord against any such loss, liability or damage.

               ARTICLE IX. LANDLORD'S RIGHT OF ACCESS: USE OF ROOF

         9.1 Landlord's Right of Access: Landlord shall have the right to enter upon the Demised Premises at any time upon reasonable notice to Tenant (except for emergencies) and subject to Tenant's security requirements, for the purpose of inspecting the same or of making repairs, alterations or additions to adjacent premises, or of showing the Demised Premises to prospective purchasers, lessees or lenders. Landlord shall endeavor to minimize interference with Tenant's business.

         9.2 "For Rent" Signs: Tenant will permit Landlord to place and maintain "For Rent" or "For Lease" signs on the Demised Premises during the last ninety
(90) days of the Lease Term, it being understood that such signs shall in no way affect Tenant's obligations pursuant to any provision of this Lease.

         9.3 Use of Roof: Use of the roof above the Demised Premises is reserved to Landlord.

                          ARTICLE X SIGNS: STOREFRONTS

         10.1 Signs, Storefronts: Tenant shall not, without Landlord's prior written consent: (a) make any changes to the storefront or (b) install any exterior lighting, decorations, paintings, awnings, canopies or the like or (c) erect or install any signs, window or door lettering placards, decorations or advertising media of any type which can be viewed from the exterior of the Demised Premises. All signs, lettering, placards, decorations and advertising media shall conform in all respects to the sign criteria established by Landlord from time to time in the exercise of its sole discretion, and shall be subject to the prior written approval of Landlord as to construction, method of attachment, size, shape, height, lighting, color and general appearance, pursuant to the procedures outlined on Exhibit "D," attached hereto. All signs shall be kept in good condition and in proper operating order at all times at Tenant's expense. Subject to the foregoing restrictions, Tenant agrees to install and maintain a first-class sign on the front of the Demised Premises during the Lease Term.

                              ARTICLE Xl. UTILITIES

         11.1 Utility Charge: Landlord shall pay all charges for electricity, water, gas, and sewerage service furnished to the Demised Premises. Tenant shall pay for telephone service and other utility services, including the Special Utility Charge set forth in the Basic Provisions.

         11.2 Interruption of Utilities: Landlord shall not be liable for any interruption whatsoever in utility services not furnished by Landlord nor for interruptions in utility services furnished by Landlord which are due to fire, accident, strike, acts of God or other causes beyond the control of Landlord or in order to make alterations, repairs or improvements. Landlord shall provide reasonable heating, cooling and lighting to the building in which the Demised Premises are located and the Common Areas at all times during which the Store is open for business.

              ARTICLE Xll. INDEMNITY AND PUBLIC LIABILITY INSURANCE

         12.1 Injury and Damage: Landlord shall not be liable to Tenant or to Tenant's employees, agents, or visitors, or to any other person whomsoever, for any injury to person or damage to property on or about the Demised Premises or the Common Area caused by the negligence or misconduct of Tenant, its employees, subtenants, licensees or concessionaires, or of any other person entering the Store under express or implied

                                      S-6

invitation of Tenant, or arising out of the use of the Demised Premises by Tenant and the conduct of its business therein, or arising out of any breach or default by Tenant in the performance of its obligations hereunder; and Tenant hereby agrees to defend, indemnify and hold Landlord harmless from any loss, expense, including reasonable attorney expenses, or claims arising out of such damage or injury.

         12.2 Liability Insurance: Tenant shall procure and maintain throughout the Lease Term a policy or policies of insurance, at its sole cost and expense, insuring both Landlord and Tenant against all claims, demands or actions arising out of or in connection with Tenant's use or occupancy of the Demised Premises, the limits of such policy or policies to be in an amount not less than $1,000,000.00 in respect of injuries to or death of any one person, and in an amount not less than $5,000,000.00 in respect of any one accident or disaster, and in an amount not less than $1,000,000.00 in respect of property damaged or destroyed, and to be written by insurance companies satisfactory to Landlord. Tenant shall obtain a written obligation on the part of each insurance company to notify Landlord at feast ten (10) days prior to cancellation of such insurance. Such policies or duly executed certificates of insurance and renewals thereof as required shall be delivered to Landlord at least thirty (30) days prior to cancellation or the expiration of the respective policy terms of such insurance. If Tenant should fail to comply with the foregoing requirements relating to insurance, Landlord may obtain such insurance and Tenant shall pay to Landlord on demand as additional Rent hereunder the premium cost thereof plus ten percent (10%) as an administrative fee to Landlord plus interest at the rate of one and one-half percent (1 1/2%) per month from the date of payment by Landlord until repaid by Tenant.

         12.3 Workers' Compensation Insurance: Tenant agrees to maintain and keep in force, during the Lease Term, all workers' compensation insurance
required   under   applicable   Workers'   Compensation   Acts.

                 ARTICLE XIII. NON-LIABILITY FOR CERTAIN DAMAGES

         13.1 Defects, etc.:

         (a) Landlord and Landlord's agents and employees shall not be liable to Tenant for any injury to person or damage to property caused by the Demised Premises becoming out of repair, or by defect or failure of any structural element of the Demised Premises or of any equipment, pipes or wiring, or broken glass installed by Tenant in the Demised Premises, or by the backing up of drains constructed by Tenant, or by gas, water, steam, electricity or oil leaking, escaping or flowing from equipment, pipes or wiring installed by Tenant into the Demised Premises, nor shall Landlord be liable to Tenant for any loss or damage that may be occasioned by or through the acts or omissions of other tenants of the Store or of any other persons whomsoever, excepting only duly authorized employees and agents of Landlord.

         (b) Tenant and its agent and employees shall not be liable to Landlord for any injury to person or damage to property caused by the Demised Premises or other portions of the Store becoming out of repair or by defect or failure of any structural element of the Demised Premises or of any equipment, pipes or wiring, or broken glass, or by the backing up of drains, or by gas, water, steam, electricity or oil leaking, escaping or flowing out of the Demised Premises, nor shall Tenant be liable to Landlord for any losses or damage that may be occasioned by or through the acts or omissions of other tenants of the Store or of any other persons whomsoever, excepting only duly authorized employees and agents of Tenant.

         13.3 Mutual Waiver of Subrogation: Landlord and Tenant each hereby release the other from any and all liability or responsibility to the other or to any other party claiming through or under them by way of subrogation or otherwise, for any loss or damage to property caused by a casualty which is customarily insured under standard fire and extended coverage insurance; provided, however, that this mutual waiver shall be applicable only with respect to a loss or damage occurring during the time when standard fire and extended coverage insurance policies contain a clause or endorsement to the effect that any such release shall not adversely affect or impair the policy or the right of the insured party to receive proceeds under the policy.

                              ARTICLE XIV. CASUALTY

         14.1 Notice to Landlord: Tenant shall give prompt written notice to Landlord of any damage caused to the Demised Premises by fire or other casualty.

         14.2 Landlord's Repair of Casualty Damage: In the event that the Store shall be damaged or destroyed by fire or other casualty, then Landlord may elect either to terminate this Lease or to proceed to rebuild and repair the Store. Landlord shall give written notice to Tenant of such election within sixty (60) days after the occurrence of such casualty, and if Landlord elects to rebuild and repair, shall proceed to do so with reasonable diligence and at its sole cost and expense. As it relates to the Demised Premises, Landlord's work under this Article XIV shall be limited to restoring the Demised Premises to substantially the condition in which

                                      S-7

the same existed prior to such casualty, exclusive of any alterations, additions, improvements, fixtures and equipment installed by Tenant.

         14.3 Tenant's Repair of Casualty Damage: Tenant agrees that promptly after completion of such work by Landlord, Tenant will proceed with reasonable diligence and at Tenantts sole cost and expense to restore, repair and replace all alterations, additions, improvements, fixtures, signs and equipment installed by Tenant.

         14.4 Operation of FSF After Casualty: Tenant agrees that during any period of reconstruction or repair of the Demised Premises, it will continue the operation of its business within the Demised Premises to the extent practicable. During the period from the occurrence of the casualty until Tenant's repairs are completed, the Rent shall be reduced to such extent as may be fair and reasonable under the circumstances.

         14.5 Property Insurance: Tenant will secure at Tenant's sole cost Property Insurance Coverage normally covered in a Fire and Extended Coverage Policy for Tenant's Fixtures and Improvements.

                            ARTICLE XV. CONDEMNATION

         15.1  Condemnation:  If such portion of the Store (including the Common
Area) shall be taken for any public or quasi-public use under any governmental law, ordinance or regulation or by right of Eminent Domain or by private exercise in lieu thereof that, in the sole opinion of Landlord, the continued operation of the Store is undesirable, Landlord may elect to terminate this Lease, such termination to be effective as of the date Landlord ceases to operate the Store. All compensation awarded for any taking (or the proceeds of private sale in lieu thereof) of the Demised Premises or Common Area shall be the property of Landlord, and Tenant hereby assigns its interest in any such award to Landlord; provided, however, Landlord shall have no interest in any award made to Tenant for Tenant's moving and relocation expenses or for the loss of Tenant's fixtures and other tangible personal property if a separate award for such items is made to Tenant.

                     ARTICLE XVI. ASSIGNMENT AND SUBLETTING

         16.1 Landlord's Consent: Tenant shall not, without the prior written consent of Landlord (i) assign, mortgage, pledge, hypothecate, encumber, or permit any lien to attach to, or otherwise transfer, this Lease or any interest hereunder, (ii) permit any assignment or other such foregoing transfer of this Lease or any interest hereunder by operation of law, (iii) sublet the Demised Premises or any part thereof, or (iv) permit the use of the Demised Premises by any persons other than Tenant, its employees and its invitees (each of the foregoing actions for which Landlord's consent is required is hereinafter sometimes referred to as a "Transfer" and any person to whom any Transfer is made or sought to be made is hereinafter sometimes referred to as a "Transferee"). If Tenant shall desire Landlord's consent to any Transfer, Tenant shall notify Landlord in writing, which notice shall include: (a) the proposed effective date (which shall not be less than forty-five (45) days nor more than one hundred eighty (180) days after the Tenant's notice), (b) all of the terms of the proposed Transfer and the consideration therefor, the name and address of the proposed Transferee, and a copy of all documentation pertaining to the proposed Transfer, and (c) current audited financial statements of the proposed Transferee, and any other information necessary to enable Landlord to determine the financial responsibility, character, and reputation of the proposed Transferee, and (d) such other information as Landlord may reasonably require. Landlord's consent to any Transfer shall not be unreasonably withheld, but any Transfer made without Landlord's prior written consent shall, at Landlord's option, be null, void, and of no effect, and any acceptance of Rent by Landlord from any purported Transferee shall not be deemed a consent to a Transfer or a waiver of any of Landlord's rights or remedies hereunder.

         16.2 Permitted Transfers: "Transferee" as used herein shall not include a subsidiary, affiliate, division, corporation or other entity controlled by, controlling or under common control with Tenant (each of which shall be an "Affliate" for purposes of the Lease), provided that the Affiiate is a federal or state-chartered financial institution whose deposits are insured by the Federal Deposit Insurance Corporation, and that the Affiliate will continue to operate a full-service FSF in the Demised Premises. Landlord shall be deemed to consent to a Transfer to such an Affiliate and no prior consent shall be required thereto, provided that Tenant shall give prior written notice thereof to Landlord for informational purposes only. Moreover, a merger or consolidation in which Tenant is the surviving entity or in which the shareholders of Tenant maintain control of the surviving entity shall not be deemed a Transfer.

         16.3 Corporate Consolidation: For purposes of this Lease, the term "Transfer" shall also include the dissolution or the merger or consolidation of Tenant (other than with an Affiliate), or within a twelve (12) month period: (i) the sale or other transfer of more than an aggregate of fifty percent (50%) of the voting shares of Tenant (other than, in the case of a closely held corporation, to immediate family members by reason of gift

                                       S-8

or death), or (ii) the sale, mortgage, hypothecation or pledge of more than an aggregate of fifty percent (50%) of the value of the unencumbered assets (as of the date hereof) of Tenant.

         16.4 Transfer Premium: If Landlord consents to a Transfer, and as a condition thereto which the parties hereby agree is reasonable, Tenant shall pay Landlord fifty percent (50%) of any Transfer Premium received by Tenant in connection with such Transfer. "Transfer Premium" shall mean all Rent, additional Rent or other consideration payable by such Transferee in any monthly period in excess of the Rent payable by Tenant under this Lease (on a monthly basis duting the Term). If part of the consideration for such Transfer shall be payable other than in cash, Landlord's share of such non-cash consideration shall be in such form as is reasonably satisfactory to Landlord. Such percentage of the Transfer Premium shall be paid promptly by Tenant upon Tenant's receipt from time to time of periodic payments from such Transferee or at such other time as Tenant shall realize a Transfer Premium. In lieu of accepting such percentage of the Transfer Premium, Landlord may elect in writing within ninety
(90) days after Tenant's notice, to increase the Rent hereunder during the Term of the Transfer by an amount equal to Landlord's share of the monthly amount of such Transfer Premium. The provisions of this Subparagraph 16.4 shall not apply to a Transfer to an Affiliate and shall not apply to payments made by a Transferee for (i) Tenant's customer deposits, loans and related assets; or (ii) the FSF or Tenant's furniture, fixtures and equipment contained therein.

         16.5 Effect of Landlord Consent: If Landlord consents or is deemed to consent to a Transfer: (a) the terms and conditions of this Lease, including among other things, Tenant's (which term, for purposes hereof, shall mean the transferring Tenant and any predecessor) liability for the Demised Premises (including, without limitation, Rent and other sums due with respect thereto), shall in no way be deemed to have been waived or modified so that notwithstanding such Transfer, the Tenant, its predecessors and the Transferee shall be jointly and severally liable with respect to the Demised Premises, (b) such consent shall not be deemed consent to any further Transfer by either Tenant or a Transferee, (c) as a condition thereto Tenant shall first deliver to Landlord an original executed copy of all documentation pertaining to the Transfer, including but not limited to an assumption agreement by the Transferee, in form reasonably acceptable to Landlord, and (d) Tenant shall furnish upon Landlord's request a complete statement, certified by an independent certified public accountant, or Tenant's chief financial officer, setting forth in detail the computation of any Transfer Premium Tenant has derived and shall derive from such Transfer. Landlord or its authorized representatives shall have the right at all reasonable times to audit the books, records and papers of Tenant relating to any Transfer Premium, and shall have the right to make copies thereof. If the Transfer Premium respecting any Transfer shall be found understated, Tenant shall within thirty (30) days after demand pay the deficiency, and Landlord's costs of such audit, and if understated by more than five percent (5%), Landlord shall have the right to cancel this Lease upon thirty (30) days notice. Any sublease hereunder shall be subordinate and subject to the provisions of this Lease, and if this Lease shall be terminated during the term of any sublease, Landlord shall have the right to
(i) treat such sublease as canceled and repossess the Demised Premises by any lawful means or (ii) require that such subtenant attorn to and recognize Landlord as its landlord under such sublease.

         16.6 Landlord's Lease (if any): If this Lease is in fact a sublease, Tenant accepts this Lease subject to all of the terms and conditions of the underlying Lease under which Landlord holds the Store as lessee. Tenant covenants that it will do no act or thing which would constitute a violation by Landlord of his obligation under such underlying Lease; provided, however, that Tenant's agreement in this regard is premised on Landlord's assurances to the effect that the terms of this Lease do not violate such underlying Lease.

         16.7 Transfer by Landlord: In the event of the Transfer by Landlord of its interest in this Lease to a Transferee expressly assuming Landlord's obligation under this Lease, Landlord shall thereby be released from any further obligations hereunder, and Tenant agrees to look solely to such Transferee of Landlord for performance of such obligations. Any security given by Tenant to secure performance of Tenant's obligations hereunder may be assigned and transferred by Landlord to such Transferee, and Landlord shall thereby be discharged of any further obligation relating thereto.

                               ARTICLE XVII. TAXES

         17.1 Tenant's Responsibility for Taxes: Tenant shall be liable for all taxes levied against personal property and trade fixtures placed by Tenant in the Demised Premises. If any such taxes are levied against Landlord or Landlord's property, and if Landlord elects to pay the same or if the assessed value of Landlord's property is increased by inclusion of personal property and trade fixtures placed by Tenant in the Demised Premises, and Landlord elects to pay the taxes based on such increase, Tenant shall pay to Landlord upon demand that part of such taxes for which Tenant is primarily liable hereunder.

         17.2 Landlord's Responsibility for Taxes: Except as provided in Section 17.1, Landlord shall pay or cause to be paid all general real estate taxes, general and special assessments, parking surcharges and

                                      S-9

other governmental charges (hereinafter collectively referred to as the "General Taxes") levied against the Store and the Common Area for each real estate tax year.

         17.3 Rent Taxes, etc.: If at any time during the Lease Term, a tax or excise on rents or other tax however described (except any franchise, estate, inheritance, capital stock, income or excess profits tax imposed upon Landlord) is levied or assessed against Landlord by any lawful taxing authority on account of Landlord's interest in this Lease or the Rent or other charges reserved hereunder, as a substitute in whole or in part, or in addition to the General Taxes described in Section 17.2 above, Tenant agrees to pay to Landlord upon demand, and in addition to the Rent and other charges prescribed in this Lease, the amount of such tax or excise. In the event any such tax or excise is levied or assessed directly against Tenant, then Tenant shall be responsible for and shall pay the same at such times and in such manner as the taxing authority shall require.

                 ARTICLE XVIII. DEFAULT BY TENANT AND REMEDIES

         18.1 Events of Default: The following shall be events of default by Tenant under this Lease:

         (a) Tenant shall fail to pay any installment of Rent or any other regularly scheduled monetary obligations hereunder involving the payment of money and such failure shall continue for a period of ten (10) days after written notice to Tenant (or if notice of non-payment shall have been given to Tenant within the same calendar year, such failure shall continue, whether or not Landlord gives Tenant notice, for a period of ten (10) days).

         (b) Tenant shall fail to comply with any term, provision or covenant of this Lease other than as described in subsection (a) above and shall not cure such failure within thirty (30) days after written notice thereof to Tenant, or, as to makers which cannot be remedied within thirty (30) days if Tenant fails to commence efforts to remedy such default within such thirty (30) day period and thereafter diligently prosecute such efforts so that such default is cured within a reasonable time.

         (c) Tenant or any guarantor of Tenant's obligations under this Lease shall become insolvent, or shall make a transfer in fraud of creditors, or shall make an assignment for the benefit of creditors.

         (d) Tenant or any guarantor of Tenant's obligations under this Lease shall file a petition under any section or chapter of the National Bankruptcy Act, as amended, or under any similar law or statute of the United States or any State thereof; or Tenant or any guarantor of Tenant's obligations under this Lease shall be adjudged bankrupt or insolvent in proceedings filed against Tenant or any guarantor of Tenant's obligations under this Lease thereunder.

         (e) A receiver or trustee shall be appointed for the Demised Premises or for all or substantially all of the assets of Tenant or any guarantor of Tenant's obligations under this Lease.

         (f) Tenant shall desert or vacate or shall commence to desert or vacate the Demised Premises or any substantial portion of the Demised Premises prior to termination of this Lease.

         (g) Tenant shall do or permit to be done anything which creates a lien upon the Demised Premises.

         18.2 Landlord's Remedies: Upon the occurrence of any such events of default, Landlord shall have the option to pursue either of the following alternative remedies:

         (a) Without any notice or demand whatsoever, Landlord may take any one or more of the actions permissible at law to insure performance by Tenant of Tenant's covenants and obligations under this Lease. In this regard, it is agreed that if Tenant deserts or vacates the Demised Premises, Landlord may enter upon and take possession of the Demised Premises in order to protect them from deterioration and continue to demand from Tenant the monthly rentals and other charges provided in this Lease, without any obligation to relet; but that if Landlord does, at its sole discretion, elect to relet the Demised Premises, such action by Landlord shall not be deemed as an acceptance of Tenant's surrender of the Demised Premises unless Landlord expressly notifies Tenant of such acceptance in writing pursuant to Subsection (b) of Section 18.2 Tenant hereby acknowledges that Landlord shall otherwise be reletting as Tenant's agent and Tenant furthermore hereby agrees to pay to Landlord on demand any deficiency that may arise between the monthly rentals and other charges provided in this Lease and that actually collected by Landlord. It is further agreed in this regard that in the event of any default described in Subsection (b) of Section 18.1, Landlord shall have the right to enter upon the Demised Premises without being liable for prosecution of any claim for damages therefor, and do whatever Tenant is obligated to do under the terms of this Lease; and Tenant agrees to reimburse Landlord on demand for any expenses which Landlord may incur in thus effecting compliance with Tenant's obligations under

                                      S-10

this Lease; and Tenant further agrees that Landlord shall not be liable for any damages resulting to Tenant from such action.

         (b) Landlord may terminate this Lease by written notice to Tenant, in which event Tenant shall immediately surrender the Demised Premises to Landlord, and if Tenant fails to do so, Landlord may, without prejudice to any other remedy which Landlord may have for possession or arrearages in Rent (including any interest which may have accrued pursuant to Article III of this Lease), enter upon and take possession of the Demised Premises and expel or remove Tenant and any other person who may be occupying said premises or any part thereof, without being liable for prosecution or any claim for damages therefor. Landlord agrees to provide ten (10) days written notice and Tenant has ten (10) days to correct, modify and make whole any obligation. Tenant hereby waives any statutory requirement of prior written notice for filing eviction or damage suits for nonpayment of Rent. In addition, Tenant agrees to pay to Landlord on demand the amount of all loss and damage which Landlord may suffer by reason of any termination effected pursuant to this Subsection 1 8.2(b), said loss and damage to be determined by either of the following alternative measures of damage.

         (c) Until Landlord is able, through reasonable efforts, the nature of which efforts shall be at the sole discretion of Landlord, to relet the Demised Premises, Tenant shall pay to Landlord on or before the first day of each calendar month, the Rent and other charges provided in this Lease. After the Demised Premises have been relet by Landlord, Tenant shall pay to Landlord on the twentieth day of each calendar month the difference between the Rent and other charges provided in this Lease for the preceding calendar month and that actually collected by Landlord for such month. If it is necessary for Landlord to bring suit in order to collect a deficiency, Landlord shall have a right to allow such deficiencies to accumulate and to bring an action on several or all of the accrued deficiencies at one time. Any such suit shall not prejudice in any way the right of Landlord to bring a similar action for any subsequent deficiency or deficiencies. Any amount collected by Landlord from subsequent tenants for any calendar month, in excess of the Rent and other charges provided in this Lease, shall be credited to Tenant in reduction of Tenant's liability for any calendar month for which the amount collected by Landlord will be less than the Rent and other charges provided in this Lease; but Tenant shall have no right to such excess other than the above described credit.

         (d) When Landlord desires, Landlord may demand a final settlement. Upon demand for a final settlement, Landlord shall have a right to, and Tenant hereby agrees to pay, the difference between the total of all Rent and other charges provided in this Lease for the remainder of the term and the reasonable rental value of the Demised Premises for such period, such difference to be discounted to present value at the rate of eight percent (8%) per annum).

         (e) If Landlord elects to compute damages in the manner prescribed by Subsection (c) above, this election shall in no way prejudice Landlord's right at any time thereafter to demand a final settlement in accordance with Subsection (d) above. Pursuit of any of the above remedies shall not preclude pursuit of any other remedies prescribed in other sections of this Lease and any other remedies provided by law. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of such default.

         18.3 Landlord's Expenses: It is further agreed that, in addition to payments required pursuant to Subsections 18.2(a) and 18.2(b), Tenant shall compensate Landlord for all expenses incurred by Landlord in repossession (including among other expenses, any increase in Insurance Premiums caused by the vacancy of the Demised Premises), all expenses incurred by Landlord in reletting (including among other expenses, repairs, remodeling, replacements, advertisements and brokerage fees), all concessions granted to a new tenant upon reletting (including among other concessions, renewal options), all losses incurred by Landlord as a direct or indirect result of Tenant's default (including among other losses, any adverse reaction by Landlord's mortgagee or by other tenants or potential tenants of the Store), and a reasonable allowance for Landlord's administrative efforts, salaries and overhead attributable directly or indirectly to Tenant's default and Landlord's pursuing the rights and remedies provided herein and under applicable law. Notwithstanding the foregoing, Tenant shall not be obligated to make payments by reason of a default in an amount exceeding the total Rent in this Lease for the remainder of the Lease Term.

         18.4 Injunction: Landlord may restrain or enjoin any breach or threatened breach of any covenant, duty or obligation of Tenant herein contained without the necessity of proving the inadequacy of any legal remedy or irreparable harm. The remedies of Landlord hereunder shall be deemed cumulative and not exclusive of each other.

         18.5 Attorney's Fees: If on account of any breach or default by Tenant in its obligations hereunder. Landlord shall employ an attorney to present, enforce or defend any of Landlord's rights or remedies hereunder, Tenant agrees to pay any reasonable attorney's fees incurred by Landlord in such connection.

                                      S-11

         18.6 Tenant's Insolvency: Notwithstanding any other provision of this Lease, in the event the Tenant or its successors or assignee shall become insolvent, bankrupt, or make an assignment for the benefit of creditors, or if it or their interest hereunder shall be levied upon or sold under exeCution or other legal process, or in the event the FSF to be operated on the Demised
Premises is closed, or is taken over by a bank supervisory authority, the Landlord may terminate this Lease only with the concurrence of such bank supervisory authority, and any such authority shall in any event have the election to either continue or terminate this Lease, provided, that in the event this Lease is terminated, the maximum claim of Landlord against such bank supervisory authority for damages or indemnity for injury resulting from the rejection or abandonment of the unexpired lease shall in no event be in an amount exceeding the Rent reserved by this Lease, without acceleration, for the year next succeeding the date of the surrender of the Demised Premises to the Landlord, or the date of re-entry of the Landlord, whichever first occurs, whether before or after the closing of the FSF, plus an amount equal to the unpaid Rent accrued without acceleration up to such date. This paragraph shall limit the liability of the FDIC but not affect Landlord's other rights or remedies under law.

             ARTICLE XIX. LANDLORD'S CONTRACTUAL SECURITY INTEREST

         19.1 Landlord's Security Interest: In addition to the statutory Landlord's Lien, Landlord shall have at all times a valid security interest to secure payment of Rent and other sums of money becoming due hereunder from Tenant and to secure payment of any damages or losses which Landlord may suffer by reason of the breach by Tenant of any covenant, agreement or condition contained herein, upon all goods, wares, equipment, fixtures, furniture, improvements and other tangible personal property of Tenant presently, or which may hereafter be, situated on the Demised Premises, and all proceeds therefrom, and such property shall not be removed without the consent of Landlord until all arrearages in Rent as well as any and all other sums of money then due to Landlord or to become due to Landlord hereunder shall first have been paid and discharged and ail the covenants, agreements and conditions hereof have been fully complied with and performed by Tenant. Upon the occurrence of an event of default by Tenant, Landlord may, in addition to any other remedies provided, enter upon the Demised Premises and take possession of any and all goods, wares, equipment, fixtures, furniture, improvements and other tangible personal property of Tenant situated on the Demised Premises, without liability for trespass or conversion, and sell the same at public or private sale, with or without having such property at the sale, after giving Tenant reasonable notice of the time and place of any public sale or of the time after which any private sale is to be made, at which sale Landlord or its assigns may purchase unless otherwise prohibited by law. Unless otherwise provided by law, and without intending to exclude any other manner of giving Tenant reasonable notice, the requirement of reasonable notice shall be met if such notice is given in the manner prescribed in this Lease at least seven (7) days before the time of sale. Any sale made pursuant to the provision of this paragraph shall be deemed to have been a public sale conducted in a commercially reasonable manner if held in the above-described premises or where the property is located after the time, and place and method of sale and a general description of the types of property to be sold have been advertised in a daily newspaper published in the county in which the property is located for five (5) consecutive days before the date of the sale. The proceeds from any such disposition, less any and all expenses connected with the taking of possession, holding and selling of the property (including reasonable attorney's fees and legal expenses), shall be applied as a credit against the indebtedness secured by the security interest granted in this paragraph. Any surplus shall be paid to Tenant or as otherwise required by law; Tenant shall pay any deficiencies forthwith. Upon request by Landlord, Tenant agrees to execute and deliver to Landlord a financing statement in form sufficient to perfect the security interest of Landlord in the aforementioned property and proceeds thereof under the provision of the Uniform Commercial Code (or corresponding state statute or statutes) in force in the state in which the property is located, as well as any other state the laws of which Landlord may at any time consider to be applicable.

         19.2  Subordination of Landlord's  Security  Interest:  Notwithstanding
Section 19.1, (i) Landlord agrees that it will subordinate its security interest and Landlord's Lien to the security interest of Tenant's supplier or institutional financial source, provided that Landlord approves the transaction as being reasonably necessary for Tenant's operations at the Demised Premises, and further provided that the subordination must be limited to a specified transaction and specified items of the fixtures, equipment or inventory involved in the transaction. and (ii) Landlord agrees that its lien shall be limited to Tenant's equipment, fixture, furniture, improvements and other personal property of tenant situated on the Demised Premises and shall not apply to banking records, money, accounts, deposits or any property of Tenant's customers.

                            ARTICLE XX. HOLDING OVER

         20.1 Holdover Status: In the event Tenant remains in possession of the Demised Premises after the expiration of this Lease and without the execution of a new lease, it shall be deemed to be occupying the Demised Premises as a tenant from month to month at a monthly rental rate equal to the current Rent plus other charges herein provided plus fifty percent (50%) of such amount and otherwise subject to all the conditions, provisions and obligations of this Lease insofar as the same are applicable to a month to month tenancy.

                                      S-12

Notwithstanding the foregoing, if Landlord and Tenant are engaged in good faith negotiations to extend the term of the lease or to enter into a new lease, Tenant shall be permitted to continue paying monthly rental at a rate equal to the current Rent, without the fifty percent (50%) additional charge, while such negotiations continue; provided, however, that in the event Landlord and Tenant do not extend the term of this Lease or enter into a new Lease within three (3) months after termination of this Lease, Landlord may, at any time, require Tenant to commence paying Rent plus fifty percent (50%) of such amount as set forth in this Section 20.1.

                   ARTICLE XXI. SUBORDINATION AND ATTORNMENT

         21.1 Mortgages, etc.: Tenant accepts this Lease subject and subordinate to any mortgage, deed of trust or other lien presently existing or hereafter placed upon the Demised Premises or the Store and Common Area as a whole and to any renewals and extensions thereof. Tenant agrees that any such mortgagee shall have the right at any time to subordinate such mortgage, deed of trust or other lien to this Lease; provided, however, notwithstanding that this Lease may be (or made to be) superior to mortgage, deed of trust or other lien, the provisions of mortgage, deed of trust or other lien relative to the rights of the mortgagee with respect to proceeds arising from an eminent domain taking (including a voluntary conveyance by Landlord) and/or arising from insurance payable by reason of damage to or destruction of the Demised Premises shall be prior and superior to any contrary provisions contained in this instrument with respect to the payment or usage thereof. Landlord is hereby irrevocably vested with full power and authority to subordinate this Lease to any mortgage, deed of trust or other lien hereafter placed upon the Demised Premises or the Store and Common Area as a whole, and Tenant agrees upon demand to execute such further instruments subordinating this Lease as Landlord may request; provided, however, that upon Tenant's written request and notice to Landlord, Landlord shall use good faith efforts to obtain from any such mortgagee a written agreement that the rights of Tenant shall remain in full force and effect during the Lease Term as long as Tenant shall continue to recognize and perform all of the covenants and conditions of this Lease.

         21.2 Notice to Mortgagee: At any time when the holder of an outstanding mortgage, deed of trust or other lien covering Landlord's interest in the Demised Premises has given Tenant written notice of its interest in this Lease, Tenant may not exercise any remedies for default by Landlord hereunder unless and until the holder of the indebtedness secured by such mortgage, deed of trust or other lien shall have received written notice of such default and a reasonable time for curing such default shall thereafter have elapsed.

         21.3 Estoppel Certificates: Tenant agrees that it will from time to time upon request by Landlord execute and deliver to Landlord a written statement addressed to Landlord (or to a party designated by LandIord), which statement shall identify Tenant and this Lease, shall certify that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as so modified), shall confirm that Landlord is not in default as to any obligations of Landlord under this Lease (or if Landlord is in default, specifying any default), shall confirm Tenant's agreements contained above in this Article XXI, shall confirm the Commencement and Termination Dates of this Lease, and shall contain such other information or confirmations as Landlord may reasonably require. Landlord is hereby irrevocably appointed and authorized as the agent and attorney-in-fact of Tenant to execute and deliver any such written statement on Tenant's behalf if Tenant fails to do so within seven (7) days after the delivery of a written request from Landlord to Tenant. Landlord may treat such failure as an event of default.

         21.4 Attornment: Tenant shall attorn to and be bound to any of Landlord's successors under all the terms, covenants and conditions of this Lease for the balance of any remaining Lease Term.

                     ARTICLE XXII. NOTICES & CORRESPONDENCE

         22.1 Notices: Any notice or document required or permitted to be delivered hereunder shall be deemed to be delivered when actually received or rejected by the designated addressee and shall be given by United States certified mail return receipt requested, postage prepaid or by recognized national courier (such as Federal Express), addressed to the parties hereto at the respective addresses set forth above, or such other addresses as may be specified by written notice.

                          ARTICLE XXIII. REGULATIONS

         23.1 Compliance With Regulations: Landlord and Tenant acknowledge that there are in effect, and may hereafter be enacted or put into effect, federal, state, county and municipal laws, orders, rules, directives and regulations (collectively referred to hereinafter as the "Regulations"), relating to or affecting the Demised Premises or the Store and Common Area, and concerning the impact on the environment of construction, land use, maintenance and operation of structures, and conduct of business. Subject to the express rights granted to Tenant under the terms of this Lease, Tenant will not cause, or permit to be caused, any act or practice, by negligence, omission, or otherwise, that would adversely affect the environment, or do anything to permit

                                      S-13

anything to be done that would violate any Regulations. Moreover, Tenant shall have no claim against Landlord by reason of any changes Landlord may make in the Store, Common Area or the Demised Premises which may be required to comply with such Regulations.

         23.2 Applications: Tenant shall file applications with the appropriate regulatory authorities for authority to establish a branch office in the Demised Premises and shall keep Landlord advised of the processing of the applications. The obligations of the Tenant under this Lease are subject to the condition precedent that the Tenant shall receive authority to establish a branch office to the Demised Premises. In the event such authority is not received on or before the Targeted Commencement Date, either Landlord or Tenant shall have the right, upon notice to the other, to terminate this Lease. In such event, neither party hereto shall have any further rights, duties or obligations hereunder.

                          ARTICLE XXIV. MISCELLANEOUS

         24.1 No Partnership: Nothing herein contained shall be deemed or construed by the parties hereto, nor by any third party, as creating the relationship of principal and agent or of partnership or of joint venture between the parties hereto, it being understood and agreed that neither the method of computation of Rent, nor any other provision contained herein, nor any acts of the parties hereto, shall be deemed to create any relationship between the parties hereto other than the relationship of Landlord and Tenant.

         24.2 No Offset: Tenant shall not for any reason withhold or reduce Tenant's required payments of Rent and other charges provided in this Lease, it being agreed that the obligations of Landlord hereunder are independent of Tenant's obligations except as may be otherwise expressly provided. In this regard it is specifically understood and agreed that in the event Landlord commences any proceedings against Tenant for nonpayment of Rent or any other sum due and payable by Tenant hereunder, Tenant will not interpose any counterclaim or other claim against Landlord of whatever nature or description in any such proceedings (other than a compulsory counterclaim under Rule 13(a) of the Federal Rules of Civil Procedure, or any analogous rule in a state court proceeding); and in the event that Tenant interposes any such counterclaim or other claim against Landlord in such proceedings, Landlord and Tenant stipulate and agree that, in addition to any other lawful remedy of Landlord, upon motion of Landlord, such counterclaim or other claim asserted by Tenant shall be severed from the proceedings instituted by Landlord. Landlord may proceed to final judgment separately and apart from and without consolidation with or reference to the status of such counterclaim or any other claim asserted by Tenant.

         24.3 Landlord's Liability: The liability of Landlord to Tenant for any default by Landlord under the terms of this Lease shall be limited to the greater of (i) two million dollars ($2,000,000.00) or (ii) the proceeds of sale on execution of the interest of Landlord in the Store. Landlord shall remain personally liable to account to Tenant for any security deposited hereunder. This clause shall not be deemed to limit or deny any remedies which Tenant may have in the event of default by Landlord hereunder, which do not involve the personal liability of Landlord.

         24.4 Consents: Any clause referring to Landlord approval refers to written consent. Except as may be otherwise herein provided, in all circumstances under this Lease where prior consent or permission of one party ("First Party"), whether it be Landlord or Tenant, is required before the other party ("Second Party") is authorized to take any particular type of action, the matter of whether to grant such consent or permission shall be within the sole and exclusive judgment and discretion of the First Party; and it shall not constitute any nature of breach by the First Party hereunder or any defense to the performance of any covenant, duty or obligation of the Second Party hereunder that the First Party delayed or withheld the granting of such consent or permission, whether or not the delay or withholding of such consent or permission was, in the opinion of the Second Party, prudent or reasonable or based on good cause.

         24.5 Waivers: One or more waivers of any covenant, term, or condition of this Lease by either party shall not be construed as a waiver of a subsequent breach of the same covenant, term or condition. The consent or approval by either party to or of any act by the other party requiring such consent or approval shall not be deemed to waive or render unnecessary consent to or approval of any subsequent similar act.

         24.6 Force Majeure: Whenever a period of time is herein prescribed for an action to be taken, the party required to take such action (other than payment of money) shall not be liable or responsible for, and there shall be excluded from the computation of any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations or restrictions or any other causes of any kind whatsoever which are beyond the reasonable control of such party.

         24 7 Governing Law: The laws of the state in which the Demised Premises are located shall govern the interpretation, validity, performance and enforcement of this Lease. If any provision of this Lease should be


                                      S-14

held to be invalid or unenforceable, the validity and enforceability of the remaining provisions of this Lease shall not be affected thereby. Venue for any action under this Lease shall be the county in which the Store is located.

         24.8 Captions: The captions used herein are for convenience only and do not limit or amplify the provisions hereof.

         24.9 Number; Gender: Whenever here the singular number is used, the same shall include the plural, and words of any gender shall include each other gender.

         24.10 Suceessors: The terms, provisions and covenants contained in this Lease shall apply to, inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors in interest and legal representatives except as otherwise herein expressly provided.

         24.11 Entire Agreement: This Lease contains the entire agreement between the parties, and no agreement shall be effective to change, modify or terminate this Lease in whole or in part unless such is in writing and duly signed by the party against whom enforcement of such change, modification or termination is sought. Landlord and Tenant hereby acknowledge that they are not relying on any representation or promise I of the other, except as may be expressly set forth in this Lease. Oral agreements in conflict with any of the terms of this Lease shall be without force and effect.

         24.12 Exhibits: This Lease consists of twenty-four (24) Articles and Exhibits A through D (any space left blank will be deemed to have been completed with the word "none"). In the event any provision of an Exhibit or other attached page shall be inconsistent with a provision in the body of the Lease, the provision as set forth in the Exhibit shall be deemed to control. All Exhibits referred to herein, whether or not physically attached to this Lease, shall be deemed incorporated herein by reference.

         24.13 Store Closing: Notwithstanding anything herein to the contrary, Tenant agrees to the cancellation of this Lease and agrees to vacate the Demised Premises on the date Landlord ceases doing business in the Store unless a longer period is required by federal or state law, or unless this Lease is transferred by Landlord, as contemplated by Article XVI above. Landlord agrees to give Tenant as much notice as is practicable under the circumstances of Landlord's decision to cease doing business in the Shopping Center.

                                      S-15


                                    EXHIBIT A
                             COMMENCEMENT AGREEMENT

         Re: Store Lease Agreement dated __________ between Wal*Mart Stores, Inc. ("Landlord") and the undersigned financial institution ("Tenant") concerning Wal*Mart Supercenter No. _____, _________________ (the "Store").

         Landlord and Tenant confirm the following information with respect to the Store (capitalized terms not otherwise defined in this Agreement shall have the meaning given to them in the Store Lease Agreement), as of __________, 19_.

         1. The Store Lease Agreement is in full force and effect and has not been modified, superseded or changed, except as follows:

         2. Tenant accepted the Demised Premises and opened its Financial Service Facility on ___________.

         3. The initial Lease Term commenced on __________ and will expire on _________. The first Renewal Term (if any) will commence on ___________ and will expire on _____________. The second Renewal Term (if any) will commence on __________ and will expire on _______________.

         4. Tenant's obligation to make payments of Rent commenced on __________. Tenant's $_______ payment for Landlord's Work is due on or before
_________ . Tenant's $_________ Key Money payment is due on or before ________. (See Payment Summary below).

         5. LANDLORD REQUESTS THAT TENANT'S ACCOUNTING DEPARTMENT ESTABLISH AUTOMATIC PAYMENTS TO ENSURE RENT IS RECEIVED BY THE FIRST OF EACH MONTH. LANDLORD WILL NOT ISSUE INVOICES FOR RENT. RENT AND OTHER PAYMENTS SHOULD BE SENT TO: WAL*MART STORES, INC., P.O. BOX 500620, ST. LOUIS, MO 63150-0620.


                                PAYMENT SUMMARY


                                                             MONTHLY RENT PAYMENT DUE FOR
 DESCRIPTION               INITIAL PAYMENT DUE               INITIAL TERM EFFECTIVE ____ 1997
------------               -------------------              ---------------------------------


 Landlord's Work                    $_______
 Key Money                           _______
 Prorated ____ Rent Payment          _______                          $________

         TOTAL AMOUNT DUE           $
                                     =======


EXECUTED BY LANDLORD AND TENANT AS OF THE DATE SET FORTH ABOVE:

 Wal-Mart Stores, Inc.                        Tenant


 By:__________________                         By:________________________

 Title:_______________                         Title:_____________________

             MONTHLY RENTAL PAYMENTS ARE DUE THE 1ST OF EACH MONTH. LATE PAYMENT CHARGES WILL BE IN ACCORDANCE WITH LEASE.





                                    EXHIBIT 8
                         ANCILLARY PRODUCTS AND SERVICES


INVESTMENT PRODUCTS

Mutual Funds
U.S. Government and Agency Securities
Municipal Bonds
Unit Investment Trusts
Equities
Fixed Annuities
Variable Annuities

INSURANCE PRODUCTS:

Term Life
Credit Life
Credit Disability
Universal Life
Variable Life

SERVICES:

Self-Directed IRAs
Insurance Plan Review
Stock and Bond Research
Mutual Fund Performance Evaluations
Retirement and Education Planning


                       INTERNATIONAL BANKING TECHNOLOGIES
                  QUARTERLY/MONTHLY IN-STORE BRANCH PERFORMANCE
                                 TRACKING REPORT


FINANCIAL
INSTITUTION:______________________      UNIT # ______________________

RETAILER/STORE #: ________________      MANAGER: ____________________

BRANCH ADDRESS:___________________      BRANCH TELEPHONE:____________
                                        BRANCH FAX:__________________

CITY, STATE: _____________________      QUARTER/MONTH ENDING: Jan Feb
                                        Mar Apr May Jun Jul Aug Sep
BRANCH OPENING DATE:______________      Oct Nov Dec

                                        YEAR: 97 98 99 00 01 02
                                        (Please circle)


                                                   NEW DEPOSIT
                    NEW ACCOUNTS DURING THIS       AMOUNTS THIS        TOTAL AMOUNT ON
                       QUARTER/MONTH                QTR/MONTH         DEPOSIT AT BRANCH
                    -------------------------       ----------        -----------------

DDA ACCOUNTS                                        $                     $

TIME ACCOUNTS                                       $                     $

TOTALS                                              $                     $




                              TOTAL # OF NEW LOANS                                   TOTAL AMOUNT
                                    DURING                NEW LOAN AMOUNT         OF LOANS WRITTEN AT
                              THIS QUARTER/MONTH       DURING THIS QTR/MONTH            BRANCH
                              ------------------       ---------------------      -------------------
LOAN ORIGINATIONS                                             $                             $
(only loans initiated
at your branch)


Average Number of Monthly Tellerline Transactions:__________________________

MONTHLY ATM TRANSACTIONS: Foreign ____________________  On-us _________________

AVERAGE WEEKLY STORE CUSTOMER COUNT: ____________ This # only needed once yearly) (Please ask the manager of the store for a round number, and assure the manager that it will be held confidentially and used only for branch activity purposes.)

                                                Please mail or fax this form to:
                                                                 MARKET RESEARCH
                                              International Banking Technologies
                                               1770 Indian Trail Road, Suite 300
                                                              Norcross, GA 30093
                                                  770/279-4422 (fax)770/381-2123

(Please make additional copies of this form as needed)


                            WAL-MART SIGNAGE POLICY

Contacts (War-Mart Vestibule Leasing Department): Randy Lillard (301)273-8005

         1. BUILDING SIGNAGE. Exterior signage will be one sign with a maximum of 20 sq. ft. stud- mounted, illuminated or non-illuminated letters or box approved by the Vestibule Leasing Department. The sign will be installed in the location per the attached drawing (Exhibit "D-1") on all store locations where Tenant branches will reside.

         2. INSTALLATION AND PERMITTING. The Wal-Mart Vestibule Leasing Department will be responsible for coordinating all installations with the Tenant. The Tenant will be responsible for all installation, permitting and costs.

         3. EXISTING BANK-OCCUPIED STORES. The Tenant will be responsible for the entire project. The Tenant shall supply the Wal-Mart Vestibule Leasing
Department with a confirmation letter stating that the Tenant sign has been installed at the store location. Photographs of the sign shall accompany the letter.

         4. NEW STORES, RELOCATIONS AND EXPANSIONS. The Wal-Mart Vestibule Leasing Department will coordinate approval of the Tenant signage projects. The Tenant will be allowed to begin the permitting process for its sign after the Wal-Mart signing package has been approved. NOTE: WAL-MART SIGNAGE WILL WAVE PRIORITY AT ALL PROJECTS. The Vestibule Leasing Department will notify the Tenant of the proper date to begin its permitting process. This date is likely to be on, or within a few days of, the announced possession date of the store, which is usually 3 months prior to the opening of the store. The Tenant will be responsible for all permitting and sign costs. The Tenant shall supply the Wal-Mart Vestibule Leasing Department with a confirmation letter stating that the Tenant sign has been installed at the store location. Photographs of the sign shall accompany the letter.

         5. RESTRICTIONS. No other Tenant signage, such as flags, floor decals, road signs, road-sign banners, banners hanging on outside of building, shopping cart signs, etc. will be permitted. All signage ideas must be submitted to and approved by the Wal-Mart Vestibule Leasing Department before they can be considered for being part of the Tenant signage in any store.

THIS IS THE APPROVED WAL-MART/BANK BRANCH SIGNAGE PACKAGE. NO ADDITIONAL SIGNAGE IS AUTHORIZED.


                                   EXHIBIT D-l


                      (GRAPHIC CHART OF EXTERIOR SIGNAGE)













                                    ADDENDUM
                                       TO
                       WAL-MART LEASE AGREEMENT ("LEASE")


TENANT: First Bank and Trust Company
Store:  Wal-Mart No. 2261, Kingstown, Rhode Island

         The  provisions of the Lease are modified as follows:

1.       Section 12.2. Change first sentence to read as follows:

         Tenant shall procure and maintain throughout the Lease Term a policy or policies of insurance, at its sole cost and expense, insuring both Landlord and Tenant against all claims, demands or actions arising out of or in connection with Tenant's use or occupancy of the Demised Premises, the limits of such policy or policies to be in an amount not less than $1,000,000.00 in respect of any one accident or death of any one person, and in an amount not less than $3,000,000.00 in respect of any one accident or disaster, and in an amount not less than $1,000,000.00 in respect of property damaged or destroyed, and to be written by insurance companies satisfactory to Landlord.

         Add the  following  language:

         Any commercial insurer with a Best's A rating shall be satisfactory to Landlord. Blanket Umbrella" policies held by Tenant or Tenant's holding company may be used to satisfy the foregoing insurance obligations.

2.       Section 16.6. Deleted. [The Lease is not a sublease.]